Exhibit 99.2

Second Quarter Financial Supplement

June 30, 2012

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4
Financial Highlights	5

Second Quarter Results
Net Income (Loss)	7
Net Operating Income (Loss) by Segment	8
Consolidated Net Income (Loss) by Quarter	9
Net Operating Income (Loss) by Segment by Quarter	10
Consolidated Balance Sheets	11-12
Consolidated Balance Sheets by Segment	13-14
Deferred Acquisition Costs Rollforward	15

Quarterly Results
Net Operating Income and Sales—Insurance and Wealth Management Division	17-32
Net Operating Income (Loss) and Sales—Global Mortgage Insurance Division	34-59
Net Operating Loss and Sales—Corporate and Runoff Division	61-68

Additional Financial Data
Investments Summary	70
Fixed Maturity Securities Summary	71
Commercial Mortgage Loans Summary	72-73
General Account GAAP Net Investment Income Yields	74
Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail	75

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	77
Reconciliation of Expense Ratio	78
Reconciliation of Core Premiums	79
Reconciliation of Core Yield	80

Corporate Information
Industry Ratings	82-83

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Dear Investor,

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders. The company defines net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders if, in the company’s opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and measures that are derived from or incorporate net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, including net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods presented other than a $15 million after-tax gain related to the sale of the tax and accounting financial advisor unit in the second quarter of 2012 and a $36 million after-tax gain related to the sale of the Medicare supplement insurance business recorded in the fourth quarter of 2011. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and six months ended June 30, 2012 and 2011. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 77 through 80 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) gross flows and net flows, which represent gross flows less redemptions, for the wealth management business; (6) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; and (7) new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, premium equivalents, new premiums/deposits, gross and net flows, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,164	$11,082	$11,021	$10,872	$10,881
Total accumulated other comprehensive income	4,653	3,656	4,047	3,898	2,082

Total Genworth Financial, Inc.’s stockholders’ equity	$15,817	$14,738	$15,068	$14,770	$12,963

Book value per common share	$32.17	$29.99	$30.69	$30.09	$26.42
Book value per common share, excluding accumulated other comprehensive income	$22.71	$22.55	$22.45	$22.15	$22.17
Common shares outstanding as of the balance sheet date	491.6	491.5	490.9	490.9	490.7

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
GAAP Basis ROE	2.3%	0.3%	0.4%	-2.8%	-1.9%
Operating ROE(1)	2.5%	0.8%	1.2%	-1.4%	-1.8%

	Three months ended
Quarterly Average ROE	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
GAAP Basis ROE	2.7%	1.7%	5.2%	-0.6%	-5.0%
Operating ROE(1)	2.9%	1.1%	3.8%	2.3%	-4.1%

Basic and Diluted Shares	Three months ended June 30, 2012	Six months ended June 30, 2012
Weighted-average shares used in basic earnings per common share calculations	491.5	491.4
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.4	3.4

Weighted-average shares used in diluted earnings per common share calculations	493.9	494.8

(1)	See page 77 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Second Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Income (Loss)

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
REVENUES:
Premiums	$1,302	$1,455	$2,409	$2,892
Net investment income	846	881	1,678	1,711
Net investment gains (losses)	(34)	(40)	1	(68)
Insurance and investment product fees and other	409	359	861	688

Total revenues	2,523	2,655	4,949	5,223

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,382	1,679	2,614	3,092
Interest credited	194	204	389	405
Acquisition and operating expenses, net of deferrals	502	581	1,032	1,144
Amortization of deferred acquisition costs and intangibles	148	162	420	313
Interest expense	131	134	226	261

Total benefits and expenses	2,357	2,760	4,681	5,215

INCOME (LOSS) BEFORE INCOME TAXES	166	(105)	268	8
Provision (benefit) for income taxes	57	(5)	79	15
Effective tax rate	34.3%	4.8%	29.5%	187.5%

NET INCOME (LOSS)	109	(100)	189	(7)
Less: net income attributable to noncontrolling interests	33	36	66	70

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$76	$(136)	$123	$(77)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$30	$57	$36	$99
Long-Term Care	14	18	49	54
Fixed Annuities	20	25	43	39

Total U.S. Life Insurance segment	64	100	128	192
International Protection segment	3	25	8	50
Wealth Management segment	12	13	24	23

Total Insurance and Wealth Management Division	79	138	160	265

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	41	28	78	79
Australia	44	54	23	106
Other Countries	(9)	(4)	(18)	(8)

Total International Mortgage Insurance segment	76	78	83	177
U.S. Mortgage Insurance segment	(25)	(255)	(68)	(338)

Total Global Mortgage Insurance Division	51	(177)	15	(161)

Corporate and Runoff Division
Runoff segment	(6)	18	29	19
Corporate and Other	(44)	(92)	(93)	(161)

Total Corporate and Runoff Division	(50)	(74)	(64)	(142)

NET OPERATING INCOME (LOSS)	80	(113)	111	(38)

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments(1)	(19)	(23)	(3)	(39)
Gain on sale of business, net of taxes	15	—	15	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	76	(136)	123	(77)
Add: net income attributable to noncontrolling interests	33	36	66	70

NET INCOME (LOSS)	$109	$(100)	$189	$(7)

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.16	$(0.28)	$0.25	$(0.16)
Diluted	$0.16	$(0.28)	$0.25	$(0.16)

Net operating income (loss) per common share
Basic	$0.16	$(0.23)	$0.23	$(0.08)
Diluted	$0.16	$(0.23)	$0.22	$(0.08)

Weighted-average shares outstanding
Basic	491.5	490.6	491.4	490.4
Diluted	493.9	490.6	494.8	490.4

(1)	See page 75 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,302	$1,107	$2,409	$1,352	$1,461	$1,455	$1,437	$5,705
Net investment income	846	832	1,678	827	842	881	830	3,380
Net investment gains (losses)	(34)	35	1	5	(157)	(40)	(28)	(220)
Insurance and investment product fees and other	409	452	861	440	375	359	329	1,503

Total revenues	2,523	2,426	4,949	2,624	2,521	2,655	2,568	10,368

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,382	1,232	2,614	1,392	1,457	1,679	1,413	5,941
Interest credited	194	195	389	195	194	204	201	794
Acquisition and operating expenses, net of deferrals	502	530	1,032	569	581	581	563	2,294
Amortization of deferred acquisition costs and intangibles	148	272	420	133	152	162	151	598
Goodwill impairment	—	—	—	29	—	—	—	29
Interest expense	131	95	226	121	124	134	127	506

Total benefits and expenses	2,357	2,324	4,681	2,439	2,508	2,760	2,455	10,162

INCOME (LOSS) BEFORE INCOME TAXES	166	102	268	185	13	(105)	113	206
Provision (benefit) for income taxes	57	22	79	10	(7)	(5)	20	18

NET INCOME (LOSS)	109	80	189	175	20	(100)	93	188
Less: net income attributable to noncontrolling interests	33	33	66	33	36	36	34	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$76	$47	$123	$142	$(16)	$(136)	$59	$49

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.16	$0.09	$0.25	$0.29	$(0.03)	$(0.28)	$0.12	$0.10
Diluted	$0.16	$0.09	$0.25	$0.29	$(0.03)	$(0.28)	$0.12	$0.10

Weighted-average shares outstanding
Basic	491.5	491.2	491.4	490.9	490.8	490.6	490.1	490.6
Diluted	493.9	495.7	494.8	492.7	490.8	490.6	494.4	493.5

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$30	$6	$36	$48	$64	$57	$42	$211
Long-Term Care	14	35	49	28	17	18	36	99
Fixed Annuities	20	23	43	18	21	25	14	78

Total U.S. Life Insurance segment	64	64	128	94	102	100	92	388
International Protection segment	3	5	8	19	22	25	25	91
Wealth Management segment	12	12	24	12	12	13	10	47

Total Insurance and Wealth Management Division	79	81	160	125	136	138	127	526

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	41	37	78	40	40	28	51	159
Australia	44	(21)	23	54	36	54	52	196
Other Countries	(9)	(9)	(18)	(11)	(8)	(4)	(4)	(27)

Total International Mortgage Insurance segment	76	7	83	83	68	78	99	328
U.S. Mortgage Insurance segment	(25)	(43)	(68)	(96)	(79)	(255)	(83)	(513)

Total Global Mortgage Insurance Division	51	(36)	15	(13)	(11)	(177)	16	(185)

Corporate and Runoff Division
Runoff segment	(6)	35	29	15	(7)	18	1	27
Corporate and Other	(44)	(49)	(93)	(22)	(56)	(92)	(69)	(239)

Total Corporate and Runoff Division	(50)	(14)	(64)	(7)	(63)	(74)	(68)	(212)

NET OPERATING INCOME (LOSS)	80	31	111	105	62	(113)	75	129

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments	(19)	16	(3)	1	(78)	(23)	(16)	(116)
Gain on sale of business, net of taxes	15	—	15	36	—	—	—	36

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	76	47	123	142	(16)	(136)	59	49
Add: net income attributable to noncontrolling interests	33	33	66	33	36	36	34	139

NET INCOME (LOSS)	$109	$80	$189	$175	$20	$(100)	$93	$188

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.16	$0.09	$0.25	$0.29	$(0.03)	$(0.28)	$0.12	$0.10
Diluted	$0.16	$0.09	$0.25	$0.29	$(0.03)	$(0.28)	$0.12	$0.10

Net operating income (loss) per common share
Basic	$0.16	$0.06	$0.23	$0.21	$0.13	$(0.23)	$0.15	$0.26
Diluted	$0.16	$0.06	$0.22	$0.21	$0.13	$(0.23)	$0.15	$0.26

Weighted-average shares outstanding
Basic	491.5	491.2	491.4	490.9	490.8	490.6	490.1	490.6
Diluted(1)	493.9	495.7	494.8	492.7	490.8	490.6	494.4	493.5

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the company’s net loss available to Genworth Financial, Inc.’s common stockholders for the three months ended September 30, 2011 and June 30, 2011, the inclusion of 1.7 million and 3.7 million, respectively, shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If the company had not incurred a net loss available to Genworth Financial, Inc.’s common stockholders for the three months ended September 30, 2011 and June 30, 2011, dilutive potential common shares would have been 492.5 million and 494.3 million, respectively. Since the company had net operating income for the three months ended September 30, 2011, the company used 492.5 million diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$59,791	$58,532	$58,295	$57,816	$56,221
Equity securities available-for-sale, at fair value	431	434	361	354	374
Commercial mortgage loans	5,875	6,030	6,092	6,271	6,432
Restricted commercial mortgage loans related to securitization entities	382	392	411	430	457
Policy loans	1,619	1,555	1,549	1,556	1,542
Other invested assets	4,512	3,001	4,819	5,626	3,301
Restricted other invested assets related to securitization entities	391	384	377	377	379

Total investments	73,001	70,328	71,904	72,430	68,706
Cash and cash equivalents	3,874	4,187	4,488	3,648	2,831
Accrued investment income	652	759	691	725	693
Deferred acquisition costs	5,023	5,060	5,193	5,225	5,249
Intangible assets	519	573	580	629	695
Goodwill	1,218	1,256	1,253	1,326	1,333
Reinsurance recoverable	17,177	17,193	16,998	16,995	17,013
Other assets	1,039	981	958	1,002	988
Deferred tax asset	—	—	—	—	1,303
Separate account assets	10,033	10,646	10,122	9,794	11,452

Total assets	$112,536	$110,983	$112,187	$111,774	$110,263

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$32,825	$32,380	$32,175	$31,948	$31,375
Policyholder account balances	26,160	26,204	26,345	26,480	26,115
Liability for policy and contract claims	7,552	7,663	7,620	7,379	7,327
Unearned premiums	4,156	4,209	4,223	4,176	4,529
Other liabilities	5,790	5,308	6,308	6,755	5,637
Borrowings related to securitization entities	375	383	396	414	452
Non-recourse funding obligations	2,598	2,602	3,256	3,280	3,374
Long-term borrowings	4,865	5,095	4,726	4,708	4,755
Deferred tax liability	1,216	610	838	994	1,172
Separate account liabilities	10,033	10,646	10,122	9,794	11,452

Total liabilities	95,570	95,100	96,009	95,928	96,188

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,156	12,150	12,136	12,129	12,122

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	2,132	1,438	1,617	1,607	380
Net unrealized gains (losses) on other-than-temporarily impaired securities	(116)	(111)	(132)	(126)	(116)

Net unrealized investment gains (losses)	2,016	1,327	1,485	1,481	264

Derivatives qualifying as hedges	2,087	1,680	2,009	1,960	943
Foreign currency translation and other adjustments	550	649	553	457	875

Total accumulated other comprehensive income	4,653	3,656	4,047	3,898	2,082
Retained earnings	1,707	1,631	1,584	1,442	1,458
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,817	14,738	15,068	14,770	12,963
Noncontrolling interests	1,149	1,145	1,110	1,076	1,112

Total stockholders’ equity	16,966	15,883	16,178	15,846	14,075

Total liabilities and stockholders’ equity	$112,536	$110,983	$112,187	$111,774	$110,263

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2012
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$55,762	$1,790	$30	$9,339	$2,438	$4,059	$4,109	$77,527
Deferred acquisition costs and intangible assets	5,353	349	372	238	18	389	41	6,760
Reinsurance recoverable	16,054	25	—	8	145	945	—	17,177
Deferred tax and other assets	420	149	55	205	54	28	128	1,039
Separate account assets	—	—	—	—	—	10,033	—	10,033

Total assets	$77,589	$2,313	$457	$9,790	$2,655	$15,454	$4,278	$112,536

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$32,818	$—	$—	$—	$—	$7	$—	$32,825
Policyholder account balances	21,181	17	—	—	—	4,962	—	26,160
Liability for policy and contract claims	4,596	115	—	581	2,234	26	—	7,552
Unearned premiums	580	545	—	2,902	118	11	—	4,156
Non-recourse funding obligations	2,628	—	—	—	—	—	(30)	2,598
Deferred tax and other liabilities	4,926	510	33	595	(791)	17	1,716	7,006
Borrowings and capital securities	—	—	—	561	—	7	4,672	5,240
Separate account liabilities	—	—	—	—	—	10,033	—	10,033

Total liabilities	66,729	1,187	33	4,639	1,561	15,063	6,358	95,570

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,714	1,109	424	3,202	1,086	531	(1,902)	11,164
Allocated accumulated other comprehensive income (loss)	4,146	17	—	800	8	(140)	(178)	4,653

Total Genworth Financial, Inc.’s stockholders’ equity	10,860	1,126	424	4,002	1,094	391	(2,080)	15,817
Noncontrolling interests	—	—	—	1,149	—	—	—	1,149

Total stockholders’ equity	10,860	1,126	424	5,151	1,094	391	(2,080)	16,966

Total liabilities and stockholders’ equity	$77,589	$2,313	$457	$9,790	$2,655	$15,454	$4,278	$112,536

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2012
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,109	$1,890	$37	$9,324	$2,540	$4,361	$4,013	$75,274
Deferred acquisition costs and intangible assets	5,398	371	408	246	17	407	42	6,889
Reinsurance recoverable	16,030	28	—	7	190	938	—	17,193
Deferred tax and other assets	376	164	84	183	61	47	66	981
Separate account assets	—	—	—	—	—	10,646	—	10,646

Total assets	$74,913	$2,453	$529	$9,760	$2,808	$16,399	$4,121	$110,983

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$32,373	$—	$—	$—	$—	$7	$—	$32,380
Policyholder account balances	21,039	17	—	—	—	5,148	—	26,204
Liability for policy and contract claims	4,501	130	—	626	2,381	25	—	7,663
Unearned premiums	570	589	—	2,921	117	12	—	4,209
Non-recourse funding obligations	2,632	—	—	—	—	—	(30)	2,602
Deferred tax and other liabilities	4,209	557	47	555	(780)	12	1,318	5,918
Borrowings and capital securities	—	—	—	570	—	8	4,900	5,478
Separate account liabilities	—	—	—	—	—	10,646	—	10,646

Total liabilities	65,324	1,293	47	4,672	1,718	15,858	6,188	95,100

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,504	1,100	482	3,134	1,088	688	(1,914)	11,082
Allocated accumulated other comprehensive income (loss)	3,085	60	—	809	2	(147)	(153)	3,656

Total Genworth Financial, Inc.’s stockholders’ equity	9,589	1,160	482	3,943	1,090	541	(2,067)	14,738
Noncontrolling interests	—	—	—	1,145	—	—	—	1,145

Total stockholders’ equity	9,589	1,160	482	5,088	1,090	541	(2,067)	15,883

Total liabilities and stockholders’ equity	$74,913	$2,453	$529	$9,760	$2,808	$16,399	$4,121	$110,983

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff(2)	Corporate and Other	Total
Unamortized balance as of March 31, 2012	$4,562	$257	$—	$161	$7	$385	$—	$5,372
Costs deferred	119	18	—	16	1	1	—	155
Amortization, net of interest accretion	(70)	(26)	—	(14)	—	(15)	—	(125)
Impact of foreign currency translation	—	(12)	—	(3)	—	—	—	(15)

Unamortized balance as of June 30, 2012	4,611	237	—	160	8	371	—	5,387
Effect of accumulated net unrealized investment (gains) losses	(354)	—	—	—	—	(10)	—	(364)

Balance as of June 30, 2012	$4,257	$237	$—	$160	$8	$361	$—	$5,023

(1)	Amortization, net of interest accretion, includes $(2) million of amortization related to net investment losses for the policyholder account balances.
(2)	Amortization, net of interest accretion, includes $(2) million of amortization related to net investment losses for the policyholder account balances.

Insurance and Wealth Management Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$907	$722	$1,629	$950	$959	$961	$948	$3,818
Net investment income	687	674	1,361	666	675	701	669	2,711
Net investment gains (losses)	(20)	(1)	(21)	(2)	(21)	(32)	(19)	(74)
Insurance and investment product fees and other	314	377	691	292	307	290	261	1,150

Total revenues	1,888	1,772	3,660	1,906	1,920	1,920	1,859	7,605

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,079	827	1,906	999	1,001	977	947	3,924
Interest credited	160	162	322	163	160	170	166	659
Acquisition and operating expenses, net of deferrals	359	388	747	425	426	431	416	1,698
Amortization of deferred acquisition costs and intangibles	110	255	365	112	100	120	113	445
Interest expense	38	23	61	29	33	41	39	142

Total benefits and expenses	1,746	1,655	3,401	1,728	1,720	1,739	1,681	6,868

INCOME BEFORE INCOME TAXES	142	117	259	178	200	181	178	737
Provision for income taxes	59	41	100	57	64	62	61	244

NET INCOME	83	76	159	121	136	119	117	493

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	11	5	16	4	—	19	10	33
Gain on sale of business, net of taxes	(15)	—	(15)	—	—	—	—	—

NET OPERATING INCOME	$79	$81	$160	$125	$136	$138	$127	$526

Effective tax rate (operating income)(1)	34.9%	35.4%	35.1%	31.9%	32.5%	34.1%	34.2%	33.2%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended June 30, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$189	$529	$15	$733	$174	$—	$907
Net investment income	130	266	255	651	36	—	687
Net investment gains (losses)	(9)	—	(12)	(21)	1	—	(20)
Insurance and investment product fees and other	188	2	2	192	—	122	314

Total revenues	498	797	260	1,555	211	122	1,888

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	281	654	103	1,038	41	—	1,079
Interest credited	65	—	95	160	—	—	160
Acquisition and operating expenses, net of deferrals	55	96	18	169	126	64	359
Amortization of deferred acquisition costs and intangibles	37	24	21	82	27	1	110
Interest expense	23	1	—	24	14	—	38

Total benefits and expenses	461	775	237	1,473	208	65	1,746

INCOME BEFORE INCOME TAXES	37	22	23	82	3	57	142
Provision for income taxes	13	8	8	29	—	30	59

NET INCOME	24	14	15	53	3	27	83
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	6	—	5	11	—	—	11
Gain on sale of business, net of taxes	—	—	—	—	—	(15)	(15)

NET OPERATING INCOME	$30	$14	$20	$64	$3	$12	$79

Effective tax rate (operating income)	35.7%	38.4%	35.3%	36.1%	-5.8%	35.3%	34.9%

	U.S. Life Insurance Segment
Three months ended June 30, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$222	$496	$20	$738	$223	$—	$961
Net investment income	141	240	267	648	53	—	701
Net investment gains (losses)	(15)	(8)	(10)	(33)	1	—	(32)
Insurance and investment product fees and other	170	1	1	172	4	114	290

Total revenues	518	729	278	1,525	281	114	1,920

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	254	583	105	942	35	—	977
Interest credited	69	—	101	170	—	—	170
Acquisition and operating expenses, net of deferrals	60	105	18	183	156	92	431
Amortization of deferred acquisition costs and intangibles	36	19	22	77	42	1	120
Interest expense	25	—	—	25	16	—	41

Total benefits and expenses	444	707	246	1,397	249	93	1,739

INCOME BEFORE INCOME TAXES	74	22	32	128	32	21	181
Provision for income taxes	27	9	11	47	7	8	62

NET INCOME	47	13	21	81	25	13	119
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	10	5	4	19	—	—	19

NET OPERATING INCOME	$57	$18	$25	$100	$25	$13	$138

Effective tax rate (operating income)	37.0%	39.2%	33.1%	36.5%	20.9%	36.4%	34.1%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Six months ended June 30, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$178	$1,050	$48	$1,276	$353	$—	$1,629
Net investment income	259	521	509	1,289	72	—	1,361
Net investment gains (losses)	(14)	(2)	(7)	(23)	2	—	(21)
Insurance and investment product fees and other	448	3	4	455	2	234	691

Total revenues	871	1,572	554	2,997	429	234	3,660

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	346	1,255	223	1,824	82	—	1,906
Interest credited	130	—	192	322	—	—	322
Acquisition and operating expenses, net of deferrals	110	194	34	338	253	156	747
Amortization of deferred acquisition costs and intangibles	209	46	50	305	58	2	365
Interest expense	35	1	—	36	25	—	61

Total benefits and expenses	830	1,496	499	2,825	418	158	3,401

INCOME BEFORE INCOME TAXES	41	76	55	172	11	76	259
Provision for income taxes	14	28	19	61	2	37	100

NET INCOME	27	48	36	111	9	39	159
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	9	1	7	17	(1)	—	16
Gain on sale of business, net of taxes	—	—	—	—	—	(15)	(15)

NET OPERATING INCOME	$36	$49	$43	$128	$8	$24	$160

Effective tax rate (operating income)	34.8%	37.0%	35.5%	35.9%	12.8%	36.7%	35.1%

	U.S. Life Insurance Segment
Six months ended June 30, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$444	$987	$40	$1,471	$438	$—	$1,909
Net investment income	271	469	529	1,269	101	—	1,370
Net investment gains (losses)	(15)	(16)	(23)	(54)	3	—	(51)
Insurance and investment product fees and other	313	2	3	318	9	224	551

Total revenues	1,013	1,442	549	3,004	551	224	3,779

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	516	1,126	215	1,857	67	—	1,924
Interest credited	132	—	204	336	—	—	336
Acquisition and operating expenses, net of deferrals	106	209	40	355	308	184	847
Amortization of deferred acquisition costs and intangibles	69	39	45	153	78	2	233
Interest expense	51	—	—	51	29	—	80

Total benefits and expenses	874	1,374	504	2,752	482	186	3,420

INCOME BEFORE INCOME TAXES	139	68	45	252	69	38	359
Provision for income taxes	50	25	16	91	17	15	123

NET INCOME	89	43	29	161	52	23	236
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	10	11	10	31	(2)	—	29

NET OPERATING INCOME	$99	$54	$39	$192	$50	$23	$265

Effective tax rate (operating income)	36.1%	36.6%	34.0%	35.9%	23.6%	39.1%	34.1%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income—U.S. Life Insurance Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$733	$543	$1,276	$758	$750	$738	$733	$2,979
Net investment income	651	638	1,289	632	637	648	621	2,538
Net investment gains (losses)	(21)	(2)	(23)	—	(19)	(33)	(21)	(73)
Insurance and investment product fees and other	192	263	455	176	192	172	146	686

Total revenues	1,555	1,442	2,997	1,566	1,560	1,525	1,479	6,130

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,038	786	1,824	968	964	942	915	3,789
Interest credited	160	162	322	163	160	170	166	659
Acquisition and operating expenses, net of deferrals	169	169	338	193	188	183	172	736
Amortization of deferred acquisition costs and intangibles	82	223	305	77	67	77	76	297
Interest expense	24	12	36	26	27	25	26	104

Total benefits and expenses	1,473	1,352	2,825	1,427	1,406	1,397	1,355	5,585

INCOME BEFORE INCOME TAXES	82	90	172	139	154	128	124	545
Provision for income taxes	29	32	61	48	50	47	44	189

NET INCOME	53	58	111	91	104	81	80	356

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	11	6	17	3	(2)	19	12	32

NET OPERATING INCOME	$64	$64	$128	$94	$102	$100	$92	$388

Effective tax rate (operating income)	36.1%	35.6%	35.9%	34.9%	32.3%	36.5%	35.2%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$189	$(11)	$178	$205	$215	$222	$222	$864
Net investment income	130	129	259	131	132	141	130	534
Net investment gains (losses)	(9)	(5)	(14)	(13)	(4)	(15)	—	(32)
Insurance and investment product fees and other	188	260	448	174	189	170	143	676

Total revenues	498	373	871	497	532	518	495	2,042

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	281	65	346	260	258	254	262	1,034
Interest credited	65	65	130	64	59	69	63	255
Acquisition and operating expenses, net of deferrals	55	55	110	55	62	60	46	223
Amortization of deferred acquisition costs and intangibles	37	172	209	29	34	36	33	132
Interest expense	23	12	35	26	26	25	26	103

Total benefits and expenses	461	369	830	434	439	444	430	1,747

INCOME BEFORE INCOME TAXES	37	4	41	63	93	74	65	295
Provision for income taxes	13	1	14	24	31	27	23	105

NET INCOME	24	3	27	39	62	47	42	190

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	6	3	9	9	2	10	—	21

NET OPERATING INCOME(1)	$30	$6	$36	$48	$64	$57	$42	$211

Effective tax rate (operating income)	35.7%	30.3%	34.8%	37.8%	33.1%	37.0%	35.0%	35.6%

SALES:
Sales by Product:
Term Life	$—	$—	$—	$—	$1	$—	$—	$1
Term Universal Life	32	31	63	31	33	35	30	129
Universal Life	19	16	35	16	14	13	15	58
Linked-Benefits	3	3	6	2	2	3	2	9

Total Sales	$54	$50	$104	$49	$50	$51	$47	$197

Sales by Distribution Channel:
Financial Intermediaries	$1	$2	$3	$1	$2	$1	$2	$6
Independent Producers	52	48	100	47	48	49	45	189
Dedicated Sales Specialist	1	—	1	1	—	1	—	2

Total Sales	$54	$50	$104	$49	$50	$51	$47	$197

(1)

In January 2012, as part of a life block sale transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of deferred acquisition costs (DAC), of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Life Insurance In-Force

(amounts in millions)

	2012		2011
	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$387,333	$391,870	$439,743	$444,861	$449,806	$454,704
Life insurance in-force before reinsurance	$554,019	$561,186	$568,261	$575,689	$583,007	$590,569

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$119,687	$112,906	$99,753	$87,238	$73,569	$58,371
Life insurance in-force before reinsurance	$127,640	$113,737	$100,476	$87,896	$74,107	$58,811

Universal Life Insurance
Life insurance in-force, net of reinsurance	$43,232	$42,734	$42,363	$42,015	$41,737	$41,543
Life insurance in-force before reinsurance	$50,083	$49,527	$49,204	$48,199	$47,990	$47,831

Total Life Insurance
Life insurance in-force, net of reinsurance	$550,252	$547,510	$581,859	$574,114	$565,112	$554,618
Life insurance in-force before reinsurance	$731,742	$724,450	$717,941	$711,784	$705,104	$697,211

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$529	$521	$1,050	$520	$513	$496	$491	$2,020
Net investment income	266	255	521	246	244	240	229	959
Net investment gains (losses)	—	(2)	(2)	8	27	(8)	(8)	19
Insurance and investment product fees and other	2	1	3	1	1	1	1	4

Total revenues	797	775	1,572	775	785	729	713	3,002

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	654	601	1,255	593	605	583	543	2,324
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	96	98	194	113	110	105	104	432
Amortization of deferred acquisition costs and intangibles	24	22	46	22	19	19	20	80
Interest expense	1	—	1	—	1	—	—	1

Total benefits and expenses	775	721	1,496	728	735	707	667	2,837

INCOME BEFORE INCOME TAXES	22	54	76	47	50	22	46	165
Provision for income taxes	8	20	28	14	15	9	16	54

NET INCOME	14	34	48	33	35	13	30	111
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	1	1	(5)	(18)	5	6	(12)

NET OPERATING INCOME	$14	$35	$49	$28	$17	$18	$36	$99

Effective tax rate (operating income)	38.4%	36.5%	37.0%	29.1%	22.3%	39.2%	35.2%	32.4%
SALES:
Sales by Distribution Channel:
Financial Intermediaries	$5	$5	$10	$6	$6	$5	$5	$22
Independent Producers	35	28	63	35	34	31	29	129
Dedicated Sales Specialist	13	12	25	15	14	14	12	55

Total Individual Long-Term Care	53	45	98	56	54	50	46	206
Group Long-Term Care	7	3	10	9	—	2	2	13

Total Sales	$60	$48	$108	$65	$54	$52	$48	$219

RATIOS:
Loss Ratio(1)	74.2%	66.4%	70.3%	67.1%	71.4%	70.4%	64.5%	68.4%
Gross Benefits Ratio(2)	124.1%	115.1%	119.6%	114.1%	118.0%	117.3%	110.6%	115.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$15	$33	$48	$33	$22	$20	$20	$95
Net investment income	255	254	509	255	261	267	262	1,045
Net investment gains (losses)	(12)	5	(7)	5	(42)	(10)	(13)	(60)
Insurance and investment product fees and other	2	2	4	1	2	1	2	6

Total revenues	260	294	554	294	243	278	271	1,086

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	103	120	223	115	101	105	110	431
Interest credited	95	97	192	99	101	101	103	404
Acquisition and operating expenses, net of deferrals	18	16	34	25	16	18	22	81
Amortization of deferred acquisition costs and intangibles	21	29	50	26	14	22	23	85
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	237	262	499	265	232	246	258	1,001

INCOME BEFORE INCOME TAXES	23	32	55	29	11	32	13	85
Provision for income taxes	8	11	19	10	4	11	5	30

NET INCOME	15	21	36	19	7	21	8	55
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	2	7	(1)	14	4	6	23

NET OPERATING INCOME	$20	$23	$43	$18	$21	$25	$14	$78

Effective tax rate (operating income)	35.3%	35.6%	35.5%	35.0%	36.9%	33.1%	35.6%	35.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$51	$74	$125	$70	$49	$52	$57	$228
Single Premium Deferred Annuities	285	262	547	293	446	272	109	1,120

Total Sales	$336	$336	$672	$363	$495	$324	$166	$1,348

Sales by Distribution Channel:
Financial Intermediaries	$242	$216	$458	$233	$411	$243	$108	$995
Independent Producers	90	116	206	127	82	79	55	343
Dedicated Sales Specialists	4	4	8	3	2	2	3	10

Total Sales	$336	$336	$672	$363	$495	$324	$166	$1,348

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$10,849	$10,831	$10,831	$10,775	$10,582	$10,660	$10,819	$10,819
Deposits	286	264	550	295	450	275	120	1,140
Surrenders, benefits and product charges	(314)	(330)	(644)	(325)	(345)	(441)	(368)	(1,479)

Net flows	(28)	(66)	(94)	(30)	105	(166)	(248)	(339)
Interest credited	83	84	167	86	88	88	89	351

Account value, end of the period	10,904	10,849	10,904	10,831	10,775	10,582	10,660	10,831

Single Premium Immediate Annuities
Account value, beginning of the period	6,404	6,433	6,433	6,482	6,384	6,411	6,528	6,528
Premiums and deposits	81	106	187	96	77	85	85	343
Surrenders, benefits and product charges	(235)	(237)	(472)	(250)	(245)	(253)	(256)	(1,004)

Net flows	(154)	(131)	(285)	(154)	(168)	(168)	(171)	(661)
Interest credited	77	78	155	79	80	82	83	324
Effect of accumulated net unrealized investment gains (losses)	100	24	124	26	186	59	(29)	242

Account value, end of the period	6,427	6,404	6,427	6,433	6,482	6,384	6,411	6,433

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,107	1,107	1,107	1,109	1,113	1,113	1,113	1,113
Surrenders, benefits and product charges	(16)	(14)	(30)	(17)	(18)	(14)	(15)	(64)

Net flows	(16)	(14)	(30)	(17)	(18)	(14)	(15)	(64)
Interest credited	15	14	29	15	14	14	15	58

Account value, net of reinsurance, end of the period	1,106	1,107	1,106	1,107	1,109	1,113	1,113	1,107

Total Fixed Annuities	$18,437	$18,360	$18,437	$18,371	$18,366	$18,079	$18,184	$18,371

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$174	$179	$353	$192	$209	$223	$215	$839
Net investment income	36	36	72	34	38	53	48	173
Net investment gains (losses)	1	1	2	(2)	(2)	1	2	(1)
Insurance and investment product fees and other	—	2	2	2	—	4	5	11

Total revenues	211	218	429	226	245	281	270	1,022

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	41	82	31	37	35	32	135
Acquisition and operating expenses, net of deferrals	126	127	253	139	143	156	152	590
Amortization of deferred acquisition costs and intangibles	27	31	58	33	32	42	36	143
Interest expense	14	11	25	3	6	16	13	38

Total benefits and expenses	208	210	418	206	218	249	233	906

INCOME BEFORE INCOME TAXES	3	8	11	20	27	32	37	116
Provision for income taxes	—	2	2	2	7	7	10	26

NET INCOME	3	6	9	18	20	25	27	90

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	(1)	1	2	—	(2)	1

NET OPERATING INCOME(1)	$3	$5	$8	$19	$22	$25	$25	$91

Effective tax rate (operating income)	-5.8%	23.1%	12.8%	7.4%	28.7%	20.9%	26.3%	22.0%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$246	$228	$474	$234	$252	$270	$242	$998
Premium equivalents for administrative services only business	2	2	4	5	5	6	6	22
Reinsurance premiums assumed accounted for under the deposit method	169	149	318	167	181	193	175	716

Total Sales(2)	$417	$379	$796	$406	$438	$469	$423	$1,736

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$151	$141	$292	$149	$166	$169	$156	$640
Southern Europe	141	134	275	152	161	188	170	671
Latin America	5	7	12	6	7	2	—	15
Structured Deals(3)	113	93	206	93	97	103	89	382
Other	7	4	11	6	7	7	8	28

Total Sales	$417	$379	$796	$406	$438	$469	$423	$1,736

Loss Ratio	24%	23%	23%	16%	17%	16%	15%	16%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $3 million and $9 million for the three and six months ended June 30, 2012, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $451 million and $841 million for the three and six months ended June 30, 2012, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	2Q 2012			1Q 2012			Total 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$174	$56	$230	$179	$55	$234	$353	$111	$464
Net investment income	36	(12)	24	36	(13)	23	72	(25)	47
Net investment gains (losses)	1	—	1	1	—	1	2	—	2
Insurance and investment product fees and other	—	—	—	2	—	2	2	—	2

Total revenues	211	44	255	218	42	260	429	86	515

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	20	61	41	15	56	82	35	117
Acquisition and operating expenses, net of deferrals	126	15	141	127	17	144	253	32	285
Amortization of deferred acquisition costs and intangibles	27	13	40	31	14	45	58	27	85
Interest expense	14	(4)	10	11	(4)	7	25	(8)	17

Total benefits and expenses	208	44	252	210	42	252	418	86	504

INCOME BEFORE INCOME TAXES	3	—	3	8	—	8	11	—	11
Provision for income taxes	—	—	—	2	—	2	2	—	2

NET INCOME	3	—	3	6	—	6	9	—	9
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(1)	—	(1)	(1)	—	(1)

NET OPERATING INCOME(1)	$3	$—	$3	$5	$—	$5	$8	$—	$8

Effective tax rate (operating income)	-5.8%		-5.8%	23.1%		23.1%	12.8%		12.8%

Other Metrics:
Premiums	$174	$56	$230	$179	$55	$234	$353	$111	$464
Benefits and other changes in policy reserves	41	20	61	41	15	56	82	35	117
Commissions(2)	84	15	99	85	14	99	169	29	198

Margin before profit sharing	49	21	70	53	26	79	102	47	149
Profit share(2)	27	14	41	27	17	44	54	31	85

Underwriting profit	$22	$7	$29	$26	$9	$35	$48	$16	$64

Loss Ratio	24%		27%	23%		23%	23%		25%

Underwriting Margin(3)	13%		13%	14%		15%	14%		14%

Combined Ratio(4)	111%		105%	111%		105%	111%		105%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $3 million and $9 million for the three and six months ended June 30, 2012, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2011			3Q 2011			2Q 2011			1Q 2011			Total 2011
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$192	$57	$249	$209	$71	$280	$223	$71	$294	$215	$56	$271	$839	$255	$1,094
Net investment income	34	(7)	27	38	(11)	27	53	(26)	27	48	(23)	25	173	(67)	106
Net investment gains (losses)	(2)	—	(2)	(2)	—	(2)	1	—	1	2	—	2	(1)	—	(1)
Insurance and investment product fees and other	2	—	2	—	—	—	4	—	4	5	—	5	11	—	11

Total revenues	226	50	276	245	60	305	281	45	326	270	33	303	1,022	188	1,210

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	15	46	37	18	55	35	18	53	32	10	42	135	61	196
Acquisition and operating expenses, net of deferrals	139	16	155	143	19	162	156	19	175	152	13	165	590	67	657
Amortization of deferred acquisition costs and intangibles	33	13	46	32	21	53	42	16	58	36	17	53	143	67	210
Interest expense	3	6	9	6	2	8	16	(8)	8	13	(7)	6	38	(7)	31

Total benefits and expenses	206	50	256	218	60	278	249	45	294	233	33	266	906	188	1,094

INCOME BEFORE INCOME TAXES	20	—	20	27	—	27	32	—	32	37	—	37	116	—	116
Provision for income taxes	2	—	2	7	—	7	7	—	7	10	—	10	26	—	26

NET INCOME	18	—	18	20	—	20	25	—	25	27	—	27	90	—	90
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	—	1	2	—	2	—	—	—	(2)	—	(2)	1	—	1

NET OPERATING INCOME	$19	$—	$19	$22	$—	$22	$25	$—	$25	$25	$—	$25	$91	$—	$91

Effective tax rate (operating income)	7.4%		7.4%	28.7%		28.7%	20.9%		20.9%	26.3%		26.3%	22.0%		22.0%

Other Metrics:
Premiums	$192	$57	$249	$209	$71	$280	$223	$71	$294	$215	$56	$271	$839	$255	$1,094
Benefits and other changes in policy reserves	31	15	46	37	18	55	35	18	53	32	10	42	135	61	196
Commissions(1)	94	10	104	96	21	117	109	18	127	102	16	118	401	65	466

Margin before profit sharing	67	32	99	76	32	108	79	35	114	81	30	111	303	129	432
Profit share(1)	26	18	44	28	18	46	35	18	53	37	14	51	126	68	194

Underwriting profit	$41	$14	$55	$48	$14	$62	$44	$17	$61	$44	$16	$60	$177	$61	$238

Loss Ratio	16%		18%	17%		20%	16%		18%	15%		15%	16%		18%

Underwriting Margin(2)	21%		22%	23%		22%	19%		21%	21%		22%	21%		22%

Combined Ratio(3)	106%		99%	100%		96%	104%		97%	101%		96%	103%		97%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Wealth Management Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income, Sales and Assets Under Management—Wealth Management Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	122	112	234	114	115	114	110	453

Total revenues	122	112	234	114	115	114	110	453

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	64	92	156	93	95	92	92	372
Amortization of deferred acquisition costs and intangibles	1	1	2	2	1	1	1	5
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	65	93	158	95	96	93	93	377

INCOME BEFORE INCOME TAXES	57	19	76	19	19	21	17	76
Provision for income taxes	30	7	37	7	7	8	7	29

NET INCOME	27	12	39	12	12	13	10	47

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—
Gain on sale of business, net of taxes	(15)	—	(15)	—	—	—	—	—

NET OPERATING INCOME	$12	$12	$24	$12	$12	$13	$10	$47

Effective tax rate (operating income)	35.3%	37.9%	36.7%	36.2%	38.9%	36.4%	42.3%	38.3%

SALES:

Sales by Distribution Channel:
Independent Producers	$1,228	$1,344	$2,572	$1,278	$1,395	$1,622	$1,785	$6,080
Dedicated Sales Specialists	—	172	172	161	170	185	273	789

Total Sales	$1,228	$1,516	$2,744	$1,439	$1,565	$1,807	$2,058	$6,869

ASSETS UNDER MANAGEMENT:
Beginning of period	$25,684	$25,087	$25,087	$24,613	$25,930	$25,551	$24,740	$24,740
Gross flows	1,228	1,516	2,744	1,439	1,565	1,807	2,058	6,869
Redemptions	(1,473)	(1,875)	(3,348)	(1,455)	(1,119)	(1,143)	(1,703)	(5,420)

Net flows	(245)	(359)	(604)	(16)	446	664	355	1,449
Market performance	(348)	956	608	490	(1,763)	(285)	456	(1,102)
Disposition(1)	(2,771)	—	(2,771)	—	—	—	—	—

End of period	$22,320	$25,684	$22,320	$25,087	$24,613	$25,930	$25,551	$25,087

Wealth Management results represent Genworth Financial Wealth Management, Inc. (GFIS), Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc., Quantavis Consulting, Inc. and the Altegris companies.

(1)	On April 2, 2012, we completed the sale of our tax and accounting financial advisor unit, GFIS. Assets under management at the time of the sale were $2,771 million.

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2012				2011
	2Q	1Q	Total		4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$393	$384	$777		$400	$413	$410	$404	$1,627
Net investment income	107	120	227		112	132	125	128	497
Net investment gains (losses)	11	29	40		43	34	6	5	88
Insurance and investment product fees and other	20	2	22		6	—	6	2	14

Total revenues	531	535	1,066		561	579	547	539	2,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	289	404	693		392	370	633	388	1,783
Acquisition and operating expenses, net of deferrals	94	93	187		95	106	104	99	404
Amortization of deferred acquisition costs and intangibles	18	18	36		16	17	19	19	71
Interest expense	8	10	18		10	9	6	6	31

Total benefits and expenses	409	525	934		513	502	762	512	2,289

INCOME (LOSS) BEFORE INCOME TAXES	122	10	132		48	77	(215)	27	(63)
Provision (benefit) for income taxes	31	(4)	27		1	29	(78)	(24)	(72)

NET INCOME (LOSS)	91	14	105		47	48	(137)	51	9
Less: net income attributable to noncontrolling interests	33	33	66		33	36	36	34	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	58	(19)	39		14	12	(173)	17	(130)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(7)	(17)	(24)		(27)	(23)	(4)	(1)	(55)

NET OPERATING INCOME (LOSS)(1)	$51	$(36)	$15		$(13)	$(11)	$(177)	$16	$(185)

Effective tax rate (operating income (loss))	21.6%	41.2%	NM	(2)	64.0%	-75.5%	34.3%	166.5%	44.7%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $52 million and $19 million for the three and six months ended June 30, 2012, respectively.

(2)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended June 30, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$148	$98	$10	$256	$137	$393
Net investment income	47	46	1	94	13	107
Net investment gains (losses)	1	4	6	11	—	11
Insurance and investment product fees and other	—	—	—	—	20	20

Total revenues	196	148	17	361	170	531

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	53	14	115	174	289
Acquisition and operating expenses, net of deferrals	29	23	9	61	33	94
Amortization of deferred acquisition costs and intangibles	10	6	—	16	2	18
Interest expense	5	3	—	8	—	8

Total benefits and expenses	92	85	23	200	209	409

INCOME (LOSS) BEFORE INCOME TAXES	104	63	(6)	161	(39)	122
Provision (benefit) for income taxes	30	16	(1)	45	(14)	31

NET INCOME (LOSS)	74	47	(5)	116	(25)	91
Less: net income attributable to noncontrolling interests	33	—	—	33	—	33

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	41	47	(5)	83	(25)	58

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(3)	(4)	(7)	—	(7)

NET OPERATING INCOME (LOSS)	$41	$44	$(9)	$76	$(25)	$51

Effective tax rate (operating income (loss))	30.0%	24.8%	26.7%	27.4%	37.0%	21.6%

	International Mortgage Insurance Segment
Three months ended June 30, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$157	$98	$13	$268	$142	$410
Net investment income	50	46	3	99	26	125
Net investment gains (losses)	2	2	1	5	1	6
Insurance and investment product fees and other	—	1	4	5	1	6

Total revenues	209	147	21	377	170	547

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	47	9	107	526	633
Acquisition and operating expenses, net of deferrals	29	22	12	63	41	104
Amortization of deferred acquisition costs and intangibles	11	7	—	18	1	19
Interest expense	6	—	—	6	—	6

Total benefits and expenses	97	76	21	194	568	762

INCOME (LOSS) BEFORE INCOME TAXES	112	71	—	183	(398)	(215)
Provision (benefit) for income taxes	47	16	3	66	(144)	(78)

NET INCOME (LOSS)	65	55	(3)	117	(254)	(137)
Less: net income attributable to noncontrolling interests	36	—	—	36	—	36

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	29	55	(3)	81	(254)	(173)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(1)	(3)	(1)	(4)

NET OPERATING INCOME (LOSS)	$28	$54	$(4)	$78	$(255)	$(177)

Effective tax rate (operating income (loss))	53.8%	22.2%	NM (1)	39.7%	36.0%	34.3%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Six months ended June 30, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$293	$189	$21	$503	$274	$777
Net investment income	94	93	4	191	36	227
Net investment gains (losses)	7	(1)	7	13	27	40
Insurance and investment product fees and other	—	—	—	—	22	22

Total revenues	394	281	32	707	359	1,066

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	103	191	28	322	371	693
Acquisition and operating expenses, net of deferrals	55	46	19	120	67	187
Amortization of deferred acquisition costs and intangibles	20	13	—	33	3	36
Interest expense	11	7	—	18	—	18

Total benefits and expenses	189	257	47	493	441	934

INCOME (LOSS) BEFORE INCOME TAXES	205	24	(15)	214	(82)	132
Provision (benefit) for income taxes	59	1	(2)	58	(31)	27

NET INCOME (LOSS)	146	23	(13)	156	(51)	105
Less: net income attributable to noncontrolling interests	66	—	—	66	—	66

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	80	23	(13)	90	(51)	39

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	(5)	(7)	(17)	(24)

NET OPERATING INCOME (LOSS)	$78	$23	$(18)	$83	$(68)	$15

Effective tax rate (operating income (loss))	29.6%	3.4%	18.7%	26.0%	37.2%	NM (1)

	International Mortgage Insurance Segment
Six months ended June 30, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$313	$191	$26	$530	$284	$814
Net investment income	98	89	7	194	59	253
Net investment gains (losses)	5	2	2	9	2	11
Insurance and investment product fees and other	—	1	5	6	2	8

Total revenues	416	283	40	739	347	1,086

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	110	89	17	216	805	1,021
Acquisition and operating expenses, net of deferrals	56	43	24	123	80	203
Amortization of deferred acquisition costs and intangibles	21	14	—	35	3	38
Interest expense	12	—	—	12	—	12

Total benefits and expenses	199	146	41	386	888	1,274

INCOME (LOSS) BEFORE INCOME TAXES	217	137	(1)	353	(541)	(188)
Provision (benefit) for income taxes	66	30	6	102	(204)	(102)

NET INCOME (LOSS)	151	107	(7)	251	(337)	(86)
Less: net income attributable to noncontrolling interests	70	—	—	70	—	70

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	81	107	(7)	181	(337)	(156)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	(1)	(1)	(4)	(1)	(5)

NET OPERATING INCOME (LOSS)	$79	$106	$(8)	$177	$(338)	$(161)

Effective tax rate (operating income (loss))	32.3%	22.0%	NM (1)	29.3%	37.7%	44.7%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$256	$247	$503	$260	$273	$268	$262	$1,063
Net investment income	94	97	191	96	103	99	95	393
Net investment gains (losses)	11	2	13	1	32	5	4	42
Insurance and investment product fees and other	—	—	—	3	—	5	1	9

Total revenues	361	346	707	360	408	377	362	1,507

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	115	207	322	123	119	107	109	458
Acquisition and operating expenses, net of deferrals	61	59	120	60	65	63	60	248
Amortization of deferred acquisition costs and intangibles	16	17	33	15	16	18	17	66
Interest expense	8	10	18	10	9	6	6	31

Total benefits and expenses	200	293	493	208	209	194	192	803

INCOME BEFORE INCOME TAXES	161	53	214	152	199	183	170	704
Provision for income taxes	45	13	58	36	74	66	36	212

NET INCOME	116	40	156	116	125	117	134	492
Less: net income attributable to noncontrolling interests	33	33	66	33	36	36	34	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	83	7	90	83	89	81	100	353

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(7)	—	(7)	—	(21)	(3)	(1)	(25)

NET OPERATING INCOME(1)	$76	$7	$83	$83	$68	$78	$99	$328

Effective tax rate (operating income)	27.4%	6.8%	26.0%	23.2%	43.1%	39.7%	18.1%	31.4%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $77 million and $87 million for the three and six months ended June 30, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$148	$145	$293	$153	$153	$157	$156	$619
Net investment income	47	47	94	47	51	50	48	196
Net investment gains (losses)	1	6	7	—	3	2	3	8
Insurance and investment product fees and other	—	—	—	—	—	—	—	—

Total revenues	196	198	394	200	207	209	207	823

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	55	103	61	57	51	59	228
Acquisition and operating expenses, net of deferrals	29	26	55	28	27	29	27	111
Amortization of deferred acquisition costs and intangibles	10	10	20	9	9	11	10	39
Interest expense	5	6	11	6	5	6	6	23

Total benefits and expenses	92	97	189	104	98	97	102	401

INCOME BEFORE INCOME TAXES	104	101	205	96	109	112	105	422
Provision for income taxes	30	29	59	23	32	47	19	121

NET INCOME	74	72	146	73	77	65	86	301
Less: net income attributable to noncontrolling interests	33	33	66	33	36	36	34	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	41	39	80	40	41	29	52	162

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	(2)	—	(1)	(1)	(1)	(3)

NET OPERATING INCOME(1)	$41	$37	$78	$40	$40	$28	$51	$159

Effective tax rate (operating income)	30.0%	29.3%	29.6%	23.3%	31.3%	53.8%	9.1%	30.0%

SALES:
New Insurance Written (NIW)
Flow	$5,700	$3,500	$9,200	$5,200	$6,800	$6,400	$4,400	$22,800
Bulk	13,100	500	13,600	1,000	600	1,500	1,100	4,200

Total Canada NIW(2)	$18,800	$4,000	$22,800	$6,200	$7,400	$7,900	$5,500	$27,000

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $42 million and $80 million for the three and six months ended June 30, 2012, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $19,400 million and $23,500 million for the three and six months ended June 30, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$98	$91	$189	$96	$105	$98	$93	$392
Net investment income	46	47	93	46	49	46	43	184
Net investment gains (losses)	4	(5)	(1)	2	30	2	—	34
Insurance and investment product fees and other	—	—	—	1	—	1	—	2

Total revenues	148	133	281	145	184	147	136	612

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	53	138	191	43	51	47	42	183
Acquisition and operating expenses, net of deferrals	23	23	46	24	26	22	21	93
Amortization of deferred acquisition costs and intangibles	6	7	13	6	7	7	7	27
Interest expense	3	4	7	4	4	—	—	8

Total benefits and expenses	85	172	257	77	88	76	70	311

INCOME (LOSS) BEFORE INCOME TAXES	63	(39)	24	68	96	71	66	301
Provision (benefit) for income taxes	16	(15)	1	13	40	16	14	83

NET INCOME (LOSS)	47	(24)	23	55	56	55	52	218
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	(24)	23	55	56	55	52	218

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	3	—	(1)	(20)	(1)	—	(22)

NET OPERATING INCOME (LOSS)(1)	$44	$(21)	$23	$54	$36	$54	$52	$196

Effective tax rate (operating income (loss))	24.8%	39.9%	3.4%	18.7%	46.5%	22.2%	21.7%	27.2%

SALES:
New Insurance Written (NIW)
Flow	$8,200	$7,700	$15,900	$7,900	$7,100	$6,700	$5,500	$27,200
Bulk	300	300	600	1,100	100	2,300	1,000	4,500

Total Australia NIW(2)	$8,500	$8,000	$16,500	$9,000	$7,200	$9,000	$6,500	$31,700

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $44 million and $25 million for the three and six months ended June 30, 2012, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $8,600 million and $16,300 million for the three and six months ended June 30, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$10	$11	$21	$11	$15	$13	$13	$52
Net investment income	1	3	4	3	3	3	4	13
Net investment gains (losses)	6	1	7	(1)	(1)	1	1	—
Insurance and investment product fees and other	—	—	—	2	—	4	1	7

Total revenues	17	15	32	15	17	21	19	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	14	28	19	11	9	8	47
Acquisition and operating expenses, net of deferrals	9	10	19	8	12	12	12	44
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	23	24	47	27	23	21	20	91

LOSS BEFORE INCOME TAXES	(6)	(9)	(15)	(12)	(6)	—	(1)	(19)
Provision (benefit) for income taxes	(1)	(1)	(2)	—	2	3	3	8

NET LOSS	(5)	(8)	(13)	(12)	(8)	(3)	(4)	(27)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(5)	(8)	(13)	(12)	(8)	(3)	(4)	(27)

ADJUSTMENT TO NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(4)	(1)	(5)	1	—	(1)	—	—

NET OPERATING LOSS(1)	$(9)	$(9)	$(18)	$(11)	$(8)	$(4)	$(4)	$(27)

Effective tax rate (operating loss)	26.7%	10.1%	18.7%	-1.5%	-40.9%	NM (3)	-113.4%	-41.4%

SALES:
New Insurance Written (NIW)
Flow	$500	$300	$800	$400	$500	$600	$500	$2,000
Bulk	—	—	—	300	300	300	200	1,100

Total Other Countries NIW(2)	$500	$300	$800	$700	$800	$900	$700	$3,100

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(9) million and $(18) million for the three and six months ended June 30, 2012, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $500 million and $800 million for the three and six months ended June 30, 2012, respectively.

(3)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$175	$79	$254	$122	$164	$155	$101	$542
Australia	103	102	205	104	92	90	61	347
Other Countries(1)	7	6	13	7	5	12	10	34

Total International Net Premiums Written	$285	$187	$472	$233	$261	$257	$172	$923

Loss Ratio(2)
Canada	32%	38%	35%	40%	36%	33%	38%	37%
Australia	54%	154%	101%	46%	48%	48%	45%	47%
Other Countries	129%	128%	129%	165%	85%	59%	62%	91%
Total International Loss Ratio	45%	84%	64%	48%	43%	40%	42%	43%

GAAP Basis Expense Ratio(3)
Canada	26%	25%	26%	25%	23%	25%	24%	24%
Australia	30%	33%	31%	30%	32%	29%	30%	31%
Other Countries(1)	82%	94%	88%	68%	88%	94%	87%	85%
Total International GAAP Basis Expense Ratio	30%	31%	30%	29%	30%	30%	29%	30%

Adjusted Expense Ratio(4)
Canada	22%	46%	30%	31%	22%	25%	37%	28%
Australia	29%	29%	29%	28%	37%	32%	46%	34%
Other Countries(1)	131%	162%	146%	108%	258%	108%	114%	129%
Total International Adjusted Expense Ratio	27%	41%	33%	32%	31%	32%	45%	34%

Primary Insurance In-Force
Canada	$281,700	$269,100		$261,300	$250,200	$264,700	$256,700
Australia	286,200	287,100		281,500	264,300	296,200	284,600
Other Countries	31,400	33,600		32,600	33,600	37,000	36,200

Total International Primary Insurance In-Force	$599,300	$589,800		$575,400	$548,100	$597,900	$577,500

Primary Risk In-Force(5)
Canada
Flow	$76,600	$76,200		$74,000	$70,600	$74,400	$72,200
Bulk	22,000	18,000		17,500	16,900	18,200	17,700

Total Canada	98,600	94,200		91,500	87,500	92,600	89,900

Australia
Flow	90,600	90,600		88,700	83,300	93,200	90,000
Bulk	9,600	9,900		9,800	9,200	10,500	9,600

Total Australia	100,200	100,500		98,500	92,500	103,700	99,600

Other Countries
Flow(1)	3,900	4,200		4,100	4,400	4,800	4,700
Bulk	400	400		400	400	500	500

Total Other Countries	4,300	4,600		4,500	4,800	5,300	5,200

Total International Primary Risk In-Force	$203,100	$199,300		$194,500	$184,800	$201,600	$194,700

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $154 million, $134 million, $114 million and $92 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Insured loans in-force	1,452,408	1,371,140	1,362,092	1,346,546	1,326,690
Insured delinquent loans	2,408	2,623	2,752	2,868	3,281
Insured delinquency rate	0.17%	0.19%	0.20%	0.21%	0.25%

Flow loans in-force	1,091,543	1,074,281	1,064,942	1,049,959	1,029,844
Flow delinquent loans	2,125	2,335	2,477	2,594	2,956
Flow delinquency rate	0.19%	0.22%	0.23%	0.25%	0.29%

Bulk loans in-force	360,865	296,859	297,150	296,587	296,846
Bulk delinquent loans	283	288	275	274	325
Bulk delinquency rate	0.08%	0.10%	0.09%	0.09%	0.11%

Loss Metrics	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Beginning Reserves	$149	$161	$142	$174	$200
Paid claims	(54)	(62)	(64)	(74)	(79)
Increase in reserves	48	55	82	56	52
Impact of changes in foreign exchange rates	(2)	(5)	1	(14)	1

Ending Reserves	$141	$149	$161	$142	$174

	June 30, 2012		March 31, 2012		June 30, 2011
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.10%	46%	0.11%	46%	0.17%
British Columbia	16	0.22%	16	0.24%	16	0.31%
Alberta	16	0.29%	16	0.35%	16	0.53%
Quebec	14	0.22%	15	0.24%	15	0.23%
Nova Scotia	2	0.17%	2	0.26%	2	0.29%
Saskatchewan	2	0.12%	2	0.12%	2	0.15%
Manitoba	1	0.09%	1	0.10%	1	0.12%
New Brunswick	1	0.19%	1	0.21%	1	0.23%
All Other	1	0.12%	1	0.14%	1	0.11%

Total	100%	0.17%	100%	0.19%	100%	0.25%

By Policy Year
2004 and prior	23%	0.03%	25%	0.04%	26%	0.05%
2005	7	0.11%	8	0.12%	8	0.15%
2006	8	0.19%	9	0.22%	10	0.32%
2007	18	0.29%	18	0.35%	19	0.48%
2008	10	0.41%	10	0.46%	12	0.66%
2009	6	0.34%	7	0.33%	7	0.35%
2010	10	0.27%	11	0.26%	12	0.14%
2011	10	0.12%	10	0.08%	6	0.01%
2012	8	—%	2	—%	—	—%

Total	100%	0.17%	100%	0.19%	100%	0.25%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$52	$62	$114	$62	$70	$75	$64	$271
Bulk	2	2	4	3	2	2	1	8

Total Paid Claims	$54	$64	$118	$65	$72	$77	$65	$279

Average Paid Claim (in thousands)	$76.7	$73.0		$80.6	$80.5	$82.3	$77.0

Average Reserve Per Delinquency (in thousands)	$59.4	$56.6		$57.7	$51.5	$51.0	$56.2

Loss Metrics

Beginning Reserves	$148	$164		$148	$167	$194	$200
Paid claims	(54)	(64)		(65)	(72)	(77)	(65)
Increase in reserves	49	48		81	53	50	59

Ending Reserves	$143	$148		$164	$148	$167	$194

Loan Amount

Over $550K	5%	5%		4%	4%	4%	4%
$400K to $550K	9	8		8	8	8	8
$250K to $400K	30	30		30	30	29	29
$100K to $250K	50	51		52	52	52	52
$100K or Less	6	6		6	6	7	7

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$197	$196		$195	$194	$192	$191

Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	41%	42%		44%
2007	69%	71%		72%
2008	74%	76%		76%
2009	76%	78%		79%
2010	83%	85%		86%
2011	88%	91%		91%
2012	91%	—%		—%
Total Flow	56%	57%		58%

Total Bulk	26%	28%		29%

Total	50%	51%		52%

All amounts presented in Canadian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Insured loans in-force	1,449,648	1,442,867	1,437,380	1,428,328	1,453,012
Insured delinquent loans	7,527	7,837	7,874	8,464	8,193
Insured delinquency rate	0.52%	0.54%	0.55%	0.59%	0.56%

Flow loans in-force	1,304,944	1,295,907	1,289,200	1,280,741	1,301,648
Flow delinquent loans	7,253	7,559	7,626	8,208	7,995
Flow delinquency rate	0.56%	0.58%	0.59%	0.64%	0.61%

Bulk loans in-force	144,704	146,960	148,180	147,587	151,364
Bulk delinquent loans	274	278	248	256	198
Bulk delinquency rate	0.19%	0.19%	0.17%	0.17%	0.13%

Loss Metrics	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Beginning Reserves	$342	$272	$247	$248	$224
Paid claims	(72)	(69)	(32)	(26)	(32)
Increase in reserves	53	138	44	50	47
Impact of changes in foreign exchange rates	(3)	1	13	(25)	9

Ending Reserves	$320	$342	$272	$247	$248

	June 30, 2012		March 31, 2012		June 30, 2011
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	30%	0.50%	31%	0.53%	31%	0.60%
Victoria	23	0.36%	23	0.37%	23	0.41%
Queensland	23	0.76%	22	0.80%	23	0.74%
Western Australia	11	0.52%	11	0.57%	10	0.54%
South Australia	6	0.56%	6	0.52%	6	0.50%
New Zealand	2	0.81%	2	0.94%	2	1.18%
Australian Capital Territory	2	0.08%	2	0.10%	2	0.14%
Tasmania	2	0.41%	2	0.40%	2	0.37%
Northern Territory	1	0.26%	1	0.28%	1	0.26%

Total	100%	0.52%	100%	0.54%	100%	0.56%

By Policy Year
2004 and prior	23%	0.14%	24%	0.15%	26%	0.17%
2005	8	0.56%	8	0.56%	9	0.60%
2006	10	0.77%	10	0.80%	12	0.79%
2007	12	1.03%	12	1.14%	13	1.16%
2008	11	1.33%	11	1.38%	12	1.35%
2009	13	0.89%	13	0.83%	14	0.71%
2010	9	0.33%	9	0.27%	10	0.12%
2011	9	0.10%	10	0.05%	4	0.02%
2012	5	0.01%	3	—%	—	—%

Total	100%	0.52%	100%	0.54%	100%	0.56%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$70	$66	$136	$30	$25	$29	$26	$110
Bulk	—	—	—	1	—	1	—	2

Total Paid Claims	$70	$66	$136	$31	$25	$30	$26	$112

Average Paid Claim (in thousands)	$91.2	$77.1		$64.6	$62.4	$75.9	$71.2

Average Reserve Per Delinquency (in thousands)	$41.5	$42.2		$33.7	$30.0	$28.2	$28.5

Loss Metrics

Beginning Reserves	$331	$266		$255	$232	$216	$201
Paid claims	(70)	(66)		(31)	(25)	(30)	(26)
Increase in reserves	51	131		42	48	46	41

Ending Reserves	$312	$331		$266	$255	$232	$216

Loan Amount

Over $550K	11%	11%		11%	11%	11%	11%
$400K to $550K	16	15		15	15	14	14
$250K to $400K	36	36		36	36	36	36
$100K to $250K	30	31		31	31	32	32
$100K or Less	7	7		7	7	7	7

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$193	$192		$191	$191	$190	$189

Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	49%	48%		49%
2007	69%	67%		68%
2008	77%	74%		74%
2009	80%	78%		79%
2010	86%	85%		85%
2011	88%	86%		86%
2012	86%	—%		—%
Total Flow	68%	66%		66%

Total Bulk	38%	38%		37%

Total	65%	63%		62%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics prior to 2Q12). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	June 30, 2012			March 31, 2012
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$33,395	$33,395	$—	$33,121	$33,121	$—
90.01% to 95.00%	24,547	24,545	3	24,666	24,663	3
80.01% to 90.00%	17,732	15,721	2,012	17,419	15,569	1,850
80.00% and below	22,909	2,893	20,016	18,970	2,879	16,092

Total Canada	$98,584	$76,554	$22,030	$94,177	$76,232	$17,945

Australia
95.01% and above	$17,391	$17,391	$1	$17,239	$17,238	$1
90.01% to 95.00%	21,717	21,709	9	21,505	21,496	9
80.01% to 90.00%	25,681	25,587	94	25,669	25,571	98
80.00% and below	35,397	25,939	9,458	36,075	26,331	9,744

Total Australia	$100,187	$90,626	$9,562	$100,487	$90,635	$9,852

Other Countries(2)
95.01% and above	$742	$742	$—	$812	$812	$—
90.01% to 95.00%	1,983	1,919	63	2,117	2,048	69
80.01% to 90.00%	1,289	1,005	284	1,401	1,092	309
80.00% and below	273	236	37	292	253	40

Total Other Countries	$4,286	$3,902	$384	$4,622	$4,204	$418

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2012 and March 31, 2012, respectively.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Loss and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$137	$137	$274	$140	$140	$142	$142	$564
Net investment income	13	23	36	16	29	26	33	104
Net investment gains (losses)	—	27	27	42	2	1	1	46
Insurance and investment product fees and other	20	2	22	3	—	1	1	5

Total revenues	170	189	359	201	171	170	177	719

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	174	197	371	269	251	526	279	1,325
Acquisition and operating expenses, net of deferrals	33	34	67	35	41	41	39	156
Amortization of deferred acquisition costs and intangibles	2	1	3	1	1	1	2	5

Total benefits and expenses	209	232	441	305	293	568	320	1,486

LOSS BEFORE INCOME TAXES	(39)	(43)	(82)	(104)	(122)	(398)	(143)	(767)
Benefit for income taxes	(14)	(17)	(31)	(35)	(45)	(144)	(60)	(284)

NET LOSS	(25)	(26)	(51)	(69)	(77)	(254)	(83)	(483)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	—	(17)	(17)	(27)	(2)	(1)	—	(30)

NET OPERATING LOSS	$(25)	$(43)	$(68)	$(96)	$(79)	$(255)	$(83)	$(513)

Effective tax rate (operating loss)	37.0%	37.4%	37.2%	33.9%	37.2%	36.0%	42.2%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$3,600	$3,000	$6,600	$3,200	$2,700	$1,900	$2,000	$9,800
Bulk	—	—	—	—	—	—	400	400

Total U.S. Mortgage Insurance NIW	$3,600	$3,000	$6,600	$3,200	$2,700	$1,900	$2,400	$10,200

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$139	$142	$281	$143	$143	$145	$142	$573

New Risk Written
Flow	$843	$688	$1,531	$710	$653	$461	$439	$2,263
Bulk	—	7	7	1	—	—	27	28

Total Primary	843	695	1,538	711	653	461	466	2,291
Pool	—	—	—	—	—	—	—	—

Total New Risk Written	$843	$695	$1,538	$711	$653	$461	$466	$2,291

Primary Insurance In-Force	$112,000	$113,800		$116,500	$119,200	$120,900	$123,300

Risk In-Force
Flow	$25,887	$26,137		$26,660	$27,206	$27,489	$27,984
Bulk	514	520		520	534	540	559

Total Primary	26,401	26,657		27,180	27,740	28,029	28,543
Pool	229	239		249	271	278	288

Total Risk In-Force	$26,630	$26,896		$27,429	$28,011	$28,307	$28,831

Primary Risk In-Force Subject To Captives	27%	31%		33%	36%	38%	41%

Primary Risk In-Force That Is GSE Conforming	96%	96%		96%	96%	96%	96%

GAAP Basis Expense Ratio(1)	26%	26%	26%	26%	30%	29%	29%	29%

Adjusted Expense Ratio(2)	25%	25%	25%	26%	30%	29%	29%	28%

Flow Persistency	82%	81%		81%	86%	86%	86%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	10%	12%		13%	14%	15%	17%

Risk To Capital Ratio(3)	29.5:1	28.6:1		28.8:1	27.5:1	25.0:1	25.0:1

Average Primary Loan Size (in thousands)	$165	$164		$163	$163	$162	$162

Estimated Savings For Loss Mitigation Activities(4)	$162	$158	$320	$147	$168	$130	$122	$567

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers or existing authority to write new business in 44 states in its primary writing entity, with the remaining six states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(4)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$295	$283	$578	$240	$256	$239	$315	$1,050
Assumed(1)	23	20	43	26	25	32	30	113
Ceded	(55)	(39)	(94)	(45)	(39)	(83)	(109)	(276)
Loss adjustment expenses	7	9	16	10	11	11	13	45

Total Flow	270	$273	543	231	253	199	249	932
Bulk	6	4	10	6	(2)	3	3	10

Total Primary	276	277	553	237	251	202	252	942
Pool	2	2	4	1	1	1	1	4

Total Paid Claims	$278	$279	$557	$238	$252	$203	$253	$946

Average Paid Claim (in thousands)	$38.3	$43.6		$41.0	$46.9	$40.8	$39.7

Average Direct Paid Claim (in thousands)(2)	$42.5	$42.7		$43.2	$49.1	$49.7	$50.8

Average Reserve Per Delinquency (in thousands)
Flow	$30.6	$30.6		$29.1	$28.8	$29.2	$25.4
Bulk loans with established reserve	25.0	24.1		24.2	24.0	23.7	19.9
Bulk loans with no reserve(3)	—	—		—	—	—	—
Reserves:
Flow direct case	$1,954	$2,087		$2,199	$2,227	$2,256	$1,995
Bulk direct case	32	34		36	36	35	34
Assumed(1)	53	60		60	64	64	67
All other(4)	195	200		193	159	151	124

Total Reserves	$2,234	$2,381		$2,488	$2,486	$2,506	$2,220

Beginning Reserves	$2,381	$2,488	$2,488	$2,486	$2,506	$2,220	$2,282	$2,282
Paid claims	(333)	(318)	(651)	(282)	(292)	(286)	(362)	(1,222)
Increase in reserves	186	211	397	284	272	572	300	1,428

Ending Reserves	$2,234	$2,381	$2,234	$2,488	$2,486	$2,506	$2,220	$2,488

Beginning Reinsurance Recoverable(5)	$153	$178	$178	$207	$226	$264	$351	$351
Ceded paid claims	(55)	(39)	(94)	(44)	(40)	(83)	(109)	(276)
Increase in recoverable	13	14	27	15	21	45	22	103

Ending Reinsurance Recoverable	$111	$153	$111	$178	$207	$226	$264	$178

Loss Ratio(6)	127%	144%	135%	189%	181%	369%	197%	234%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 137% for the three months ended March 31, 2012 and 132% for the six months ended June 30, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	71,878	76,478		83,931	84,910	84,442	85,758
Bulk loans with an established reserve	1,381	1,522		1,592	1,604	1,569	1,814
Bulk loans with no reserve(1)	1,424	1,474		1,484	1,506	1,453	1,446

Total Number of Primary Delinquencies	74,683	79,474		87,007	88,020	87,464	89,018

Beginning Number of Primary Delinquencies	79,474	87,007	87,007	88,020	87,464	89,018	95,395	95,395
New delinquencies	16,703	18,217	34,920	22,094	23,493	21,272	23,866	90,725
Delinquency cures	(14,251)	(19,388)	(33,639)	(17,357)	(17,595)	(17,908)	(23,908)	(76,768)
Paid claims	(7,243)	(6,362)	(13,605)	(5,750)	(5,342)	(4,918)	(6,335)	(22,345)

Ending Number of Primary Delinquencies	74,683	79,474	74,683	87,007	88,020	87,464	89,018	87,007

Composition of Cures
Reported delinquent and cured-intraquarter	2,354	3,582		2,851	3,181	2,670	5,195
Number of missed payments delinquent prior to cure:
3 payments or less	7,399	10,154		8,835	8,520	8,953	11,454
4 - 11 payments	3,371	3,569		3,408	3,584	4,146	5,183
12 payments or more	1,127	2,083		2,263	2,310	2,139	2,076

Total	14,251	19,388		17,357	17,595	17,908	23,908

Primary Delinquencies by Missed Payment Status
3 payments or less	16,708	17,260		22,165	22,444	21,125	20,920
4 - 11 payments	20,830	24,137		25,334	25,055	26,969	31,070
12 payments or more	37,145	38,077		39,508	40,521	39,370	37,028

Primary Delinquencies	74,683	79,474		87,007	88,020	87,464	89,018

	June 30, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,252	$149	$646	23%
4 - 11 payments in default	19,878	532	878	61%
12 payments or more in default	35,748	1,273	1,746	73%

Total	71,878	$1,954	$3,270	60%

	December 31, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	21,272	$193	$835	23%
4 - 11 payments in default	24,493	646	1,075	60%
12 payments or more in default	38,166	1,360	1,870	73%

Total	83,931	$2,199	$3,780	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2012		2011
	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	68%	68%	67%	67%	67%	66%
Primary by FICO Scores 620-679	25%	25%	26%	26%	26%	27%
Primary by FICO Scores 575-619	5%	5%	5%	5%	5%	5%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	68%	67%	67%	67%	66%	66%
Flow by FICO Scores 620-679	25%	26%	26%	26%	27%	27%
Flow by FICO Scores 575-619	5%	5%	5%	5%	5%	5%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	4%	4%	5%	5%	5%	5%
Primary sub-prime(2)	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	679,817	693,807	714,467	733,383	746,740	763,439
Primary delinquent loans	74,683	79,474	87,007	88,020	87,464	89,018
Primary delinquency rate	10.99%	11.45%	12.18%	12.00%	11.71%	11.66%

Flow loans in-force	607,133	616,623	633,246	648,242	658,251	673,276
Flow delinquent loans	71,878	76,478	83,931	84,910	84,442	85,758
Flow delinquency rate	11.84%	12.40%	13.25%	13.10%	12.83%	12.74%

Bulk loans in-force	72,684	77,184	81,221	85,141	88,489	90,163
Bulk delinquent loans	2,805	2,996	3,076	3,110	3,022	3,260
Bulk delinquency rate	3.86%	3.88%	3.79%	3.65%	3.42%	3.62%

A minus and sub-prime loans in-force	63,230	65,833	68,487	71,097	73,211	75,421
A minus and sub-prime delinquent loans	16,796	17,680	19,884	20,347	20,284	20,656
A minus and sub-prime delinquency rate	26.56%	26.86%	29.03%	28.62%	27.71%	27.39%

Pool Loans
Pool loans in-force	13,562	13,942	14,418	16,574	16,943	17,421
Pool delinquent loans	679	695	778	957	931	913
Pool delinquency rate	5.01%	4.98%	5.40%	5.77%	5.49%	5.24%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	June 30, 2012			March 31, 2012			June 30, 2011
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	22%	15.61%	35%	22%	16.25%	35%	22%	16.37%
South Central(3)	10	16	8.54%	11	16	9.18%	12	16	9.90%
Northeast(4)	14	15	12.52%	13	15	12.38%	12	14	11.71%
North Central(5)	12	12	10.56%	12	12	11.18%	11	12	11.36%
Pacific(6)	12	11	11.01%	12	11	11.64%	13	11	13.29%
Great Lakes(7)	7	9	8.06%	7	9	8.48%	7	9	8.49%
New England(8)	3	5	9.66%	3	5	10.18%	3	5	10.36%
Mid-Atlantic(9)	4	5	9.88%	4	5	10.04%	4	5	10.12%
Plains(10)	3	5	6.72%	3	5	7.21%	3	6	7.75%

Total	100%	100%	10.99%	100%	100%	11.45%	100%	100%	11.71%

By State
Florida	25%	7%	27.92%	24%	7%	28.71%	24%	7%	28.35%
New York	6%	7%	10.71%	5%	7%	10.43%	5%	7%	9.71%
Texas	3%	7%	6.99%	3%	7%	7.43%	3%	7%	7.61%
California	6%	6%	8.75%	6%	6%	9.68%	7%	5%	12.24%
Illinois	8%	5%	15.42%	8%	5%	16.08%	7%	5%	15.90%
New Jersey	5%	4%	18.93%	5%	4%	18.98%	5%	4%	17.73%
North Carolina	3%	4%	10.59%	3%	4%	10.97%	3%	4%	10.93%
Pennsylvania	3%	4%	10.86%	2%	4%	10.86%	2%	4%	10.81%
Georgia	4%	4%	12.77%	4%	4%	13.78%	4%	4%	14.70%
Ohio	2%	3%	8.12%	2%	3%	8.47%	2%	3%	8.00%

(1)	Total reserves were $2,234 million, $2,381 million and $2,506 million as of June 30, 2012, March 31, 2012 and June 30, 2011, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Illinois, Minnesota, Missouri and Wisconsin.
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

Primary Risk In-Force:	June 30, 2012	% of Total	March 31, 2012	% of Total	June 30, 2011	% of Total
Lender concentration (by original applicant)	$26,401		$26,657		$28,029
Top 10 lenders	12,969		13,023		14,000
Top 20 lenders	14,778		14,997		15,982

Loan-to-value ratio
95.01% and above	$6,955	26%	$6,803	26%	$7,065	25%
90.01% to 95.00%	9,308	35	9,416	35	9,740	35
80.01% to 90.00%	9,692	37	9,987	37	10,747	38
80.00% and below	446	2	451	2	477	2

Total	$26,401	100%	$26,657	100%	$28,029	100%

Loan grade
Prime	$24,032	91%	$24,196	91%	$25,296	90%
A minus and sub-prime	2,369	9	2,461	9	2,733	10

Total	$26,401	100%	$26,657	100%	$28,029	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$25,416	96%	$25,638	96%	$26,914	96%
Bulk	495	2	501	2	519	2
Adjustable rate mortgage
Flow	471	2	499	2	575	2
Bulk	19	—	19	—	21	—
Second mortgages	—	—	—	—	—	—

Total	$26,401	100%	$26,657	100%	$28,029	100%

Type of documentation
Alt-A
Flow	$671	3%	$713	3%	$807	3%
Bulk	37	—	37	—	39	—
Standard(2)
Flow	25,216	95	25,424	95	26,682	95
Bulk	477	2	483	2	501	2

Total	$26,401	100%	$26,657	100%	$28,029	100%

Mortgage term
15 years and under	$643	2%	$581	2%	$462	2%
More than 15 years	25,758	98	26,076	98	27,567	98

Total	$26,401	100%	$26,657	100%	$28,029	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	June 30, 2012
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total
2001 and prior	7.74%	2.0%	$2,203	2.0%	$555	2.1%
2002	6.63%	1.5	1,690	1.5	422	1.6
2003	5.64%	3.7	6,916	6.2	1,151	4.4
2004	5.88%	4.6	4,734	4.2	1,091	4.1
2005	5.95%	12.7	8,170	7.3	2,123	8.0
2006	6.39%	19.1	11,076	9.9	2,750	10.4
2007	6.43%	38.8	25,053	22.4	6,208	23.5
2008	6.01%	17.0	22,817	20.4	5,697	21.6
2009	5.08%	0.3	5,987	5.3	1,140	4.3
2010	4.66%	0.2	7,542	6.7	1,613	6.1
2011	4.44%	0.1	9,309	8.3	2,126	8.1
2012	3.97%	—	6,521	5.8	1,525	5.8

Total	5.84%	100.0%	$112,018	100.0%	$26,401	100.0%

Occupancy and Property Type	June 30, 2012	March 31, 2012
Occupancy Status % of Primary Risk In-Force
Primary residence	94.0%	93.9%
Second home	3.7	3.8
Non-owner occupied	2.3	2.3

Total	100.0%	100.0%

Property Type % of Primary Risk In-Force
Single family detached	86.6%	86.5%
Condominium and co-operative	11.3	11.3
Multi-family and other	2.1	2.2

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,234 million as of June 30, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2012		2012		2012		2012
Primary Risk In-Force	2Q	1Q	2Q	1Q	2Q	1Q	2Q	1Q
Total Primary Risk In-Force	$18.1	$18.1	$6.6	$6.8	$1.7	$1.8	$26.4	$26.7
Delinquency rate(2)	6.9%	7.3%	17.9%	18.5%	26.8%	27.2%	11.0%	11.5%
2012 policy year	$1.3	$0.6	$0.2	$0.1	$—	$—	$1.5	$0.7
Delinquency rate	—%	—%	0.1%	—%	—%	—%	—%	—%
2011 policy year	$1.9	$2.0	$0.2	$0.2	$—	$—	$2.1	$2.2
Delinquency rate	0.1%	0.1%	0.2%	0.3%	0.8%	2.4%	0.2%	0.1%
2010 policy year	$1.5	$1.6	$0.1	$0.1	$—	$—	$1.6	$1.7
Delinquency rate	0.4%	0.3%	1.3%	1.1%	7.8%	6.7%	0.4%	0.3%
2009 policy year	$1.0	$1.1	$0.1	$0.1	$—	$—	$1.1	$1.2
Delinquency rate	0.9%	0.8%	3.0%	3.3%	8.3%	9.3%	1.0%	0.9%
2008 policy year	$4.3	$4.5	$1.2	$1.2	$0.2	$0.2	$5.7	$5.9
Delinquency rate	7.0%	7.2%	15.0%	15.5%	23.4%	24.7%	9.3%	9.6%
2007 policy year	$3.5	$3.6	$2.0	$2.1	$0.7	$0.7	$6.2	$6.4
Delinquency rate	12.5%	13.0%	21.9%	22.4%	29.9%	30.5%	17.6%	18.2%
2006 policy year	$1.6	$1.6	$0.9	$1.0	$0.3	$0.3	$2.8	$2.9
Delinquency rate	13.6%	14.1%	22.5%	23.1%	27.2%	28.3%	18.0%	18.6%
2005 and prior policy year	$3.0	$3.1	$1.9	$2.0	$0.5	$0.6	$5.4	$5.7
Delinquency rate	8.6%	8.6%	18.4%	18.4%	24.7%	24.2%	12.9%	12.8%
Fixed rate mortgage	$17.8	$17.8	$6.4	$6.6	$1.7	$1.8	$25.9	$26.2
Delinquency rate	6.7%	7.1%	17.6%	18.3%	26.6%	27.0%	10.7%	11.2%
Adjustable rate mortgage	$0.3	$0.3	$0.2	$0.2	$—	$—	$0.5	$0.5
Delinquency rate	24.9%	25.0%	28.7%	29.6%	34.4%	36.3%	27.1%	27.7%
Loan-to-value > 95%	$4.0	$3.8	$2.3	$2.3	$0.7	$0.7	$7.0	$6.8
Delinquency rate	8.2%	9.0%	19.5%	20.3%	27.8%	28.8%	14.3%	15.3%
Alt-A(3)	$0.5	$0.5	$0.2	$0.2	$—	$—	$0.7	$0.7
Delinquency rate	18.7%	19.0%	31.4%	31.9%	30.8%	31.2%	22.6%	22.8%
Interest only and option ARMs	$1.0	$1.1	$0.4	$0.4	$0.1	$0.1	$1.5	$1.6
Delinquency rate	28.3%	28.9%	36.6%	37.1%	39.1%	41.5%	31.2%	31.9%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Other Metrics—U.S. Mortgage Insurance Segment—Bulk Risk In-Force

(dollar amounts in millions)

	June 30, 2012	March 31, 2012	June 30, 2011
GSE Alt-A
Risk in-force	$25	$25	$27
Average FICO score	732	732	732
Loan-to-value ratio	80%	80%	81%
Standard documentation(1)	12%	12%	11%
Stop loss	100%	100%	100%
Deductible	—%	—%	—%

FHLB
Risk in-force	$424	$427	$442
Average FICO score	758	758	757
Loan-to-value ratio	71%	71%	75%
Standard documentation(1)	97%	97%	97%
Stop loss	95%	94%	94%
Deductible	100%	100%	100%

Other
Risk in-force	$65	$68	$71
Average FICO score	696	697	692
Loan-to-value ratio	89%	89%	92%
Standard documentation(1)	96%	97%	97%
Stop loss	1%	3%	8%
Deductible	—%	—%	—%
Total Bulk Risk In-Force	$514	$520	$540

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			June 30, 2012			March 31, 2012
Book Year(2)	Original Book Risk In-Force ($B)(3)	Progression To Attachment Point	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$2		$—	$2
2004		50%-75%	—	—		—	1
2004		75%-99%	0.1	35		0.2	42
2004		Attached	0.3	84		0.3	81

2004 Total	$2.5		$0.4	$121	$2	$0.5	$126	$2

2005		0%-50%	$—	$1		$—	$1
2005		50%-75%	—	—		—	—
2005		75%-99%	—	—		—	—
2005		Attached	0.7	277		0.8	287

2005 Total	$2.1		$0.7	$278	4	$0.8	$288	4

2006		0%-50%	$—	$1		$—	$1
2006		50%-75%	—	—		—	—
2006		75%-99%	—	1		—	1
2006		Attached	0.7	367		0.8	379

2006 Total	$1.9		$0.7	$369	1	$0.8	$381	—

2007		0%-50%	$—	$1		$—	$1
2007		50%-75%	—	—		—	—
2007		75%-99%	—	—		—	—
2007		Attached	1.3	685		1.5	686

2007 Total	$2.8		$1.3	$686	4	$1.5	$687	5

2008		0%-50%	$—	$1		$—	$1
2008		50%-75%	—	2		—	2
2008		75%-99%	—	—		0.2	13
2008		Attached	0.6	157		0.7	173

2008 Total	$1.1		$0.6	$160	2	$0.9	$189	3

Captive Benefits In Quarter ($MM)					$13			$14

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.

Corporate and Runoff Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Loss—Corporate and Runoff Division

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$3	$2	$89	$84	$85	$260
Net investment income	52	38	90	49	35	55	33	172
Net investment gains (losses)	(25)	7	(18)	(36)	(170)	(14)	(14)	(234)
Insurance and investment product fees and other	75	73	148	142	68	63	66	339

Total revenues	104	119	223	157	22	188	170	537

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	1	15	1	86	69	78	234
Interest credited	34	33	67	32	34	34	35	135
Acquisition and operating expenses, net of deferrals	49	49	98	49	49	46	48	192
Amortization of deferred acquisition costs and intangibles	20	(1)	19	5	35	23	19	82
Goodwill Impairment	—	—	—	29	—	—	—	29
Interest expense	85	62	147	82	82	87	82	333

Total benefits and expenses	202	144	346	198	286	259	262	1,005

LOSS BEFORE INCOME TAXES	(98)	(25)	(123)	(41)	(264)	(71)	(92)	(468)
Provision (benefit) for income taxes	(33)	(15)	(48)	(48)	(100)	11	(17)	(154)

NET INCOME (LOSS)	(65)	(10)	(75)	7	(164)	(82)	(75)	(314)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	15	(4)	11	22	101	8	7	138
Gain on sale of business, net of taxes	—	—	—	(36)	—	—	—	(36)

NET OPERATING LOSS	$(50)	$(14)	$(64)	$(7)	$(63)	$(74)	$(68)	$(212)

Effective tax rate (operating loss)	34.0%	57.5%	40.8%	91.6%	43.1%	-22.7%	15.5%	37.2%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Three months ended June 30, 2012	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$2	$—	$2
Net investment income	36	16	52
Net investment gains (losses)	(25)	—	(25)
Insurance and investment product fees and other	51	24	75

Total revenues	64	40	104

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	—	14
Interest credited	34	—	34
Acquisition and operating expenses, net of deferrals	21	28	49
Amortization of deferred acquisition costs and intangibles	17	3	20
Interest expense	1	84	85

Total benefits and expenses	87	115	202

LOSS BEFORE INCOME TAXES	(23)	(75)	(98)
Benefit for income taxes	(2)	(31)	(33)

NET LOSS	(21)	(44)	(65)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	15	—	15

NET OPERATING LOSS	$(6)	$(44)	$(50)

Effective tax rate (operating loss)	NM (2)	41.8%	34.0%
Three months ended June 30, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$84	$—	$84
Net investment income	37	18	55
Net investment gains (losses)	(11)	(3)	(14)
Insurance and investment product fees and other	57	6	63

Total revenues	167	21	188

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	69	—	69
Interest credited	34	—	34
Acquisition and operating expenses, net of deferrals	37	9	46
Amortization of deferred acquisition costs and intangibles	20	3	23
Interest expense	1	86	87

Total benefits and expenses	161	98	259

INCOME (LOSS) BEFORE INCOME TAXES	6	(77)	(71)
Provision (benefit) for income taxes	(6)	17	11

NET INCOME (LOSS)	12	(94)	(82)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	6	2	8

NET OPERATING INCOME (LOSS)	$18	$(92)	$(74)

Effective tax rate (operating income (loss))	-28.8%	-23.8%	-22.7%

(1)	Includes inter-segment eliminations and non-core products.
(2)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Six months ended June 30, 2012	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$3	$—	$3
Net investment income	74	16	90
Net investment gains (losses)	17	(35)	(18)
Insurance and investment product fees and other	103	45	148

Total revenues	197	26	223

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	—	15
Interest credited	67	—	67
Acquisition and operating expenses, net of deferrals	40	58	98
Amortization of deferred acquisition costs and intangibles	13	6	19
Interest expense	1	146	147

Total benefits and expenses	136	210	346

INCOME (LOSS) BEFORE INCOME TAXES	61	(184)	(123)
Provision (benefit) for income taxes	20	(68)	(48)

NET INCOME (LOSS)	41	(116)	(75)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(12)	23	11

NET OPERATING INCOME (LOSS)	$29	$(93)	$(64)

Effective tax rate (operating income (loss))	31.0%	38.0%	40.8%
Six months ended June 30, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$169	$—	$169
Net investment income	71	17	88
Net investment gains (losses)	(11)	(17)	(28)
Insurance and investment product fees and other	116	13	129

Total revenues	345	13	358

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	147	—	147
Interest credited	69	—	69
Acquisition and operating expenses, net of deferrals	83	11	94
Amortization of deferred acquisition costs and intangibles	36	6	42
Interest expense	1	168	169

Total benefits and expenses	336	185	521

INCOME (LOSS) BEFORE INCOME TAXES	9	(172)	(163)
Benefit for income taxes	(5)	(1)	(6)

NET INCOME (LOSS)	14	(171)	(157)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	5	10	15

NET OPERATING INCOME (LOSS)	$19	$(161)	$(142)

Effective tax rate (operating income (loss))	-25.5%	-3.3%	-0.9%

(1)	Includes inter-segment eliminations and non-core products.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Income (Loss) and Sales—Runoff Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$3	$2	$89	$84	$85	$260
Net investment income	36	38	74	36	33	37	34	140
Net investment gains (losses)	(25)	42	17	(4)	(159)	(11)	—	(174)
Insurance and investment product fees and other	51	52	103	128	55	57	59	299

Total revenues	64	133	197	162	18	167	178	525

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	1	15	1	86	69	78	234
Interest credited	34	33	67	32	34	34	35	135
Acquisition and operating expenses, net of deferrals	21	19	40	24	35	37	46	142
Amortization of deferred acquisition costs and intangibles	17	(4)	13	2	32	20	16	70
Interest expense	1	—	1	1	—	1	—	2

Total benefits and expenses	87	49	136	60	187	161	175	583

INCOME (LOSS) BEFORE INCOME TAXES	(23)	84	61	102	(169)	6	3	(58)
Provision (benefit) for income taxes	(2)	22	20	54	(70)	(6)	1	(21)

NET INCOME (LOSS)	(21)	62	41	48	(99)	12	2	(37)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	15	(27)	(12)	3	92	6	(1)	100
Gain on sale of business, net of taxes	—	—	—	(36)	—	—	—	(36)

NET OPERATING INCOME (LOSS)	$(6)	$35	$29	$15	$(7)	$18	$1	$27

Effective tax rate (operating income (loss))	NM (1)	16.9%	31.0%	45.9%	76.0%	-28.8%	17.0%	-97.3%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities:
Income Distribution Series
Account value, beginning of the period	$6,398	$6,265	$6,265	$6,148	$6,606	$6,687	$6,590	$6,590
Deposits	20	26	46	23	30	33	117	203
Surrenders, benefits and product charges	(168)	(174)	(342)	(159)	(171)	(171)	(185)	(686)

Net flows	(148)	(148)	(296)	(136)	(141)	(138)	(68)	(483)
Interest credited and investment performance	(21)	281	260	253	(317)	57	165	158

Account value, end of the period	6,229	6,398	6,229	6,265	6,148	6,606	6,687	6,265

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,819	1,766	1,766	1,735	2,012	2,096	2,078	2,078
Deposits	3	3	6	3	4	3	17	27
Surrenders, benefits and product charges	(81)	(89)	(170)	(82)	(73)	(100)	(88)	(343)

Net flows	(78)	(86)	(164)	(79)	(69)	(97)	(71)	(316)
Interest credited and investment performance	(38)	139	101	110	(208)	13	89	4

Account value, net of reinsurance, end of the period	1,703	1,819	1,703	1,766	1,735	2,012	2,096	1,766

Variable Life Insurance
Account value, beginning of the period	305	284	284	272	314	319	313	313
Deposits	2	3	5	2	3	3	3	11
Surrenders, benefits and product charges	(10)	(8)	(18)	(8)	(12)	(11)	(11)	(42)

Net flows	(8)	(5)	(13)	(6)	(9)	(8)	(8)	(31)
Interest credited and investment performance	(4)	26	22	18	(33)	3	14	2

Account value, end of the period	293	305	293	284	272	314	319	284

Total Variable Annuities	$8,225	$8,522	$8,225	$8,315	$8,155	$8,932	$9,102	$8,315

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$2,594	$2,623	$2,623	$2,717	$3,043	$3,317	$3,717	$3,717
Surrenders and benefits	(385)	(55)	(440)	(111)	(341)	(312)	(435)	(1,199)

Net flows	(385)	(55)	(440)	(111)	(341)	(312)	(435)	(1,199)
Interest credited	18	21	39	21	24	28	33	106
Foreign currency translation	(6)	5	(1)	(4)	(9)	10	2	(1)

Account value, end of period	$2,221	$2,594	$2,221	$2,623	$2,717	$3,043	$3,317	$2,623

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	16	—	16	13	2	18	(1)	32
Net investment gains (losses)	—	(35)	(35)	(32)	(11)	(3)	(14)	(60)
Insurance and investment product fees and other	24	21	45	14	13	6	7	40

Total revenues	40	(14)	26	(5)	4	21	(8)	12

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	28	30	58	25	14	9	2	50
Amortization of deferred acquisition costs and intangibles	3	3	6	3	3	3	3	12
Goodwill impairment	—	—	—	29	—	—	—	29
Interest expense	84	62	146	81	82	86	82	331

Total benefits and expenses	115	95	210	138	99	98	87	422

LOSS BEFORE INCOME TAXES	(75)	(109)	(184)	(143)	(95)	(77)	(95)	(410)
Provision (benefit) for income taxes	(31)	(37)	(68)	(102)	(30)	17	(18)	(133)

NET LOSS	(44)	(72)	(116)	(41)	(65)	(94)	(77)	(277)
ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	—	23	23	19	9	2	8	38

NET OPERATING LOSS	$(44)	$(49)	$(93)	$(22)	$(56)	$(92)	$(69)	$(239)

Effective tax rate (operating loss)	41.8%	34.1%	38.0%	80.7%	31.8%	-23.8%	15.5%	32.0%

(1)	Includes inter-segment eliminations and non-core products.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Investments Summary

(amounts in millions)

		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$35,553	46%	$34,598	46%	$34,770	46%	$34,689	46%	$33,127	46%
Private fixed maturity securities		10,119	13	9,992	13	9,480	12	9,309	12	9,213	13
Residential mortgage-backed securities(1)		5,377	7	5,250	7	5,129	7	4,747	6	4,280	6
Commercial mortgage-backed securities		2,900	4	2,987	4	3,045	4	3,139	4	3,280	5
Other asset-backed securities		2,531	3	2,396	3	2,516	3	2,030	3	1,984	3
Tax-exempt		310	1	341	1	503	1	693	1	865	1
Non-investment grade fixed maturity securities		3,001	4	2,968	4	2,852	4	3,209	4	3,472	5
Equity securities:
Common stocks and mutual funds		374	1	384	1	306	—	284	—	263	—
Preferred stocks		57	—	50	—	55	—	70	—	111	—
Commercial mortgage loans		5,875	8	6,030	8	6,092	8	6,271	8	6,432	9
Restricted commercial mortgage loans related to securitization entities		382	—	392	1	411	1	430	1	457	1
Policy loans		1,619	2	1,555	2	1,549	2	1,556	2	1,542	2
Cash, cash equivalents and short-term investments		4,150	5	4,404	6	5,145	7	3,822	5	2,986	4
Securities lending		175	—	93	—	406	1	204	—	554	1
Other invested assets:	Limited partnerships	357	—	352	—	344	—	355	1	346	—
	Derivatives:
	LTC forward starting swap—cash flow	801	1	252	—	648	1	1,515	2	264	—
	Other cash flow	3	—	1	—	—	—	—	—	—	—
	Fair value	54	—	69	—	75	—	93	—	116	—
	Equity index options—non-qualified	31	—	21	—	55	—	62	—	39	—
	LTC swaptions—non-qualified	—	—	—	—	—	—	—	—	—	—
	Other non-qualified	710	1	516	1	707	1	745	1	401	1
	Trading portfolio	752	1	770	1	788	1	639	1	607	1
	Counterparty collateral	1,218	2	589	1	1,023	1	1,733	2	705	1
	Restricted other invested assets related to securitization entities	391	1	384	1	377	—	377	1	379	1
	Other	135	—	121	—	116	—	106	—	114	—

Total invested assets and cash		$76,875	100%	$74,515	100%	$76,392	100%	$76,078	100%	$71,537	100%

Public Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$17,055	37%	$16,612	37%	$17,179	38%	$17,035	38%	$16,253	37%
AA		4,498	10	4,574	10	4,666	10	5,038	11	5,007	12
A		13,083	28	12,542	28	12,577	28	12,499	28	11,870	27
BBB		9,759	21	9,638	21	9,334	21	8,721	19	8,374	19
BB		1,205	3	1,173	3	1,102	2	1,206	3	1,257	3
B		160	—	150	—	142	—	233	—	279	1
CCC and lower		408	1	424	1	420	1	449	1	485	1

Total public fixed maturity securities		$46,168	100%	$45,113	100%	$45,420	100%	$45,181	100%	$43,525	100%

Private Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$1,649	12%	$1,581	12%	$1,754	14%	$1,305	10%	$1,372	11%
AA		1,170	9	1,122	8	1,079	8	1,072	9	989	8
A		4,238	31	4,290	32	3,993	31	4,087	32	3,967	31
BBB		5,338	39	5,205	39	4,861	38	4,850	39	4,917	39
BB		906	7	966	7	929	7	974	8	1,063	8
B		171	1	119	1	125	1	168	1	170	1
CCC and lower		151	1	136	1	134	1	179	1	218	2

Total private fixed maturity securities		$13,623	100%	$13,419	100%	$12,875	100%	$12,635	100%	$12,696	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$4,985	8%	$4,574	8%	$4,863	8%	$4,825	8%	$3,682	6%
Tax-exempt	310	1	341	—	503	1	693	1	865	1
Foreign government	2,505	4	2,291	4	2,211	4	2,165	4	2,389	4
U.S. corporate	25,545	43	25,207	43	25,258	43	25,368	44	24,047	43
Foreign corporate	14,585	24	14,442	25	13,757	24	13,705	24	14,428	26
Residential mortgage-backed securities	5,976	10	5,852	10	5,695	10	5,380	9	4,983	9
Commercial mortgage-backed securities	3,268	6	3,346	6	3,400	6	3,543	6	3,721	7
Other asset-backed securities	2,617	4	2,479	4	2,608	4	2,137	4	2,106	4

Total fixed maturity securities	$59,791	100%	$58,532	100%	$58,295	100%	$57,816	100%	$56,221	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,028	21%	$8,138	21%	$7,919	21%	$8,119	22%	$8,253	23%
Utilities and energy	8,965	23	8,752	23	8,653	23	8,608	23	8,175	22
Consumer—non-cyclical	4,917	13	4,778	13	4,662	12	4,569	12	4,250	12
Consumer—cyclical	2,249	6	2,183	6	2,088	6	1,976	5	1,830	5
Capital goods	2,413	6	2,345	6	2,388	6	2,485	7	2,282	6
Industrial	2,341	6	2,267	6	2,149	6	1,995	5	1,902	5
Technology and communications	2,629	7	2,630	7	2,522	7	2,443	7	2,377	6
Transportation	1,454	4	1,435	4	1,445	4	1,403	4	1,305	4
Other	5,322	14	5,331	14	5,520	15	5,580	15	6,074	17

Subtotal	38,318	100%	37,859	100%	37,346	100%	37,178	100%	36,448	100%

Non-Investment Grade:
Finance and insurance	414	23%	348	20%	290	17%	375	20%	425	21%
Utilities and energy	381	21	396	22	340	21	322	17	294	15
Consumer—non-cyclical	135	7	142	8	132	8	166	9	209	10
Consumer—cyclical	76	4	76	4	72	4	106	5	123	6
Capital goods	310	17	303	17	303	18	335	17	318	16
Industrial	269	15	280	16	286	17	318	17	356	17
Technology and communications	140	8	165	9	159	10	168	9	183	9
Transportation	59	3	60	3	68	4	88	5	95	5
Other	28	2	20	1	19	1	17	1	24	1

Subtotal	1,812	100%	1,790	100%	1,669	100%	1,895	100%	2,027	100%

Total	$40,130	100%	$39,649	100%	$39,015	100%	$39,073	100%	$38,475	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$3,054	5%	$2,958	5%	$2,756	5%	$2,720	5%	$2,857	5%
Due after one year through five years	10,765	18	11,183	19	11,225	19	11,172	19	12,103	22
Due after five years through ten years	11,569	19	11,066	19	10,472	18	10,612	18	10,031	18
Due after ten years	22,542	38	21,648	37	22,139	38	22,252	39	20,420	36

Subtotal	47,930	80	46,855	80	46,592	80	46,756	81	45,411	81
Mortgage and asset-backed securities	11,861	20	11,677	20	11,703	20	11,060	19	10,810	19

Total fixed maturity securities	$59,791	100%	$58,532	100%	$58,295	100%	$57,816	100%	$56,221	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,640	28%	$1,629	27%	$1,631	27%	$1,624	27%	$1,624	25%
Pacific	1,486	25	1,504	25	1,539	25	1,598	25	1,615	25
Middle Atlantic	715	12	750	12	734	12	810	13	865	13
East North Central	528	9	544	9	557	9	568	9	577	9
Mountain	461	8	482	8	497	8	500	8	516	8
New England	344	6	385	6	388	6	390	6	422	7
West North Central	320	5	332	5	337	5	344	5	349	5
West South Central	269	4	293	5	298	5	329	5	348	5
East South Central	155	3	157	3	159	3	158	2	169	3

Subtotal	5,918	100%	6,076	100%	6,140	100%	6,321	100%	6,485	100%

Allowance for losses	(46)		(49)		(51)		(54)		(57)
Unamortized fees and costs	3		3		3		4		4

Total	$5,875		$6,030		$6,092		$6,271		$6,432

Property Type
Retail	$1,899	32%	$1,907	31%	$1,898	31%	$1,889	30%	$1,912	30%
Industrial	1,623	27	1,688	28	1,707	28	1,736	28	1,753	27
Office	1,520	26	1,553	26	1,590	26	1,647	26	1,757	27
Apartments	595	10	626	10	641	10	708	11	718	11
Mixed use/other	281	5	302	5	304	5	341	5	345	5

Subtotal	5,918	100%	6,076	100%	6,140	100%	6,321	100%	6,485	100%

Allowance for losses	(46)		(49)		(51)		(54)		(57)
Unamortized fees and costs	3		3		3		4		4

Total	$5,875		$6,030		$6,092		$6,271		$6,432

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$49		$51		$54		$57		$58
Provision	—		—		—		—		3
Release	(3)		(2)		(3)		(3)		(4)

Ending balance	$46		$49		$51		$54		$57

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,583	44%	$2,655	44%	$2,698	44%	$2,810	45%	$2,883	44%
$5 million but less than $10 million	1,512	25	1,540	25	1,540	25	1,600	25	1,597	25
$10 million but less than $20 million	1,063	18	1,117	18	1,161	19	1,199	19	1,168	18
$20 million but less than $30 million	247	4	249	4	225	4	305	5	350	5
$30 million and over	513	9	515	9	516	8	407	6	487	8

Subtotal	5,918	100%	6,076	100%	6,140	100%	6,321	100%	6,485	100%

Net premium/discount	—		—		—		—		—

Total	$5,918		$6,076		$6,140		$6,321		$6,485

Commercial Mortgage Loan Information by Vintage as of June 30, 2012

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,566	697	$2	45%	$—	—	$—
2005	1,293	295	$4	61%	15	4	$4
2006	1,188	268	$4	68%	—	—	$—
2007	1,034	175	$6	74%	67	2	$34
2008	263	56	$5	73%	4	1	$4
2009	—	—	$—	—%	—	—	$—
2010	100	17	$6	59%	—	—	$—
2011	290	55	$5	64%	—	—	$—
2012	184	34	$5	64%	—	—	$—

Total	$5,918	1,597	$4	61%	$86	7	$12

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of June 30, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$669	$660	$1,329	$665	$669	$693	$670	$2,697
Fixed maturity securities—non-taxable	3	4	7	6	8	10	11	35
Commercial mortgage loans	85	84	169	92	89	92	92	365
Restricted commercial mortgage loans related to securitization entities	7	9	16	10	11	9	10	40
Equity securities	6	4	10	3	3	10	3	19
Other invested assets	36	43	79	36	31	38	30	135
Limited partnerships	20	10	30	(5)	11	17	4	27
Restricted other invested assets related to securitization entities	—	—	—	—	—	—	—	—
Policy loans	31	31	62	31	30	30	29	120
Cash, cash equivalents and short-term investments	10	10	20	13	12	6	6	37

Gross investment income before expenses and fees	867	855	1,722	851	864	905	855	3,475
Expenses and fees	(21)	(23)	(44)	(24)	(22)	(24)	(25)	(95)

Net investment income	$846	$832	$1,678	$827	$842	$881	$830	$3,380

Annualized Yields
Fixed maturity securities—taxable	4.9%	4.9%	4.9%	4.9%	5.0%	5.2%	5.0%	5.0%
Fixed maturity securities—non-taxable	3.3%	3.4%	3.3%	3.6%	3.8%	4.1%	4.2%	4.0%
Commercial mortgage loans	5.7%	5.5%	5.6%	6.0%	5.6%	5.6%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	7.6%	9.0%	8.1%	9.5%	10.1%	7.8%	7.6%	8.8%
Equity securities	5.7%	4.1%	5.0%	3.4%	3.4%	11.7%	3.2%	5.4%
Other invested assets	13.9%	15.8%	15.1%	14.3%	13.4%	15.8%	11.7%	13.6%
Limited partnerships(1)	22.6%	11.5%	17.2%	-5.7%	12.6%	19.9%	5.1%	7.8%
Restricted other invested assets related to securitization entities	0.1%	-%	0.2%	-%	0.2%	0.2%	0.3%	-%
Policy loans	7.8%	8.0%	7.9%	8.0%	7.7%	7.9%	8.0%	7.9%
Cash, cash equivalents and short-term investments	0.9%	0.8%	0.9%	1.2%	1.4%	0.7%	0.7%	1.0%

Gross investment income before expenses and fees	5.0%	4.9%	4.9%	4.9%	5.0%	5.3%	5.0%	5.0%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.2%	-0.1%

Net investment income	4.9%	4.8%	4.8%	4.8%	4.9%	5.1%	4.8%	4.9%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(1)	$8	$7	$15	$4	$1	$(3)	$17
U.S. government, agencies and government-sponsored enterprises	2	2	4	5	1	—	3	9
Foreign corporate	1	1	2	(3)	17	(8)	(1)	5
Foreign government	2	1	3	1	3	2	—	6
Tax-exempt	1	(1)	—	7	1	(1)	—	7
Mortgage-backed securities	(2)	(2)	(4)	(8)	(2)	(1)	(2)	(13)
Asset-backed securities	—	1	1	(1)	—	(1)	—	(2)
Equity securities	—	—	—	2	—	1	2	5
Foreign exchange	—	—	—	(1)	(1)	1	—	(1)

Total net realized gains (losses) on available-for-sale securities	3	10	13	17	23	(6)	(1)	33

Impairments:
Sub-prime residential mortgage-backed securities	(2)	(2)	(4)	(2)	(1)	(3)	(6)	(12)
Alt-A residential mortgage-backed securities	(7)	(3)	(10)	(3)	(2)	(2)	(4)	(11)

Total sub-prime and Alt-A residential mortgage-backed securities	(9)	(5)	(14)	(5)	(3)	(5)	(10)	(23)

Prime residential mortgage-backed securities	(3)	—	(3)	(1)	(3)	(2)	(3)	(9)
Other mortgage-backed securities	(1)	(1)	(2)	(3)	—	—	—	(3)
Commercial mortgage-backed securities	(3)	(3)	(6)	(3)	(1)	(4)	—	(8)
Corporate fixed maturity securities	(10)	—	(10)	—	(27)	—	(9)	(36)
Limited partnerships	(1)	—	(1)	—	—	(1)	—	(1)
Commercial mortgage loans	—	(1)	(1)	—	—	(4)	(1)	(5)

Total impairments	(27)	(10)	(37)	(12)	(34)	(16)	(23)	(85)

Net unrealized gains (losses) on trading securities	22	(17)	5	(6)	7	9	7	17
Derivative instruments	(18)	17	(1)	2	(50)	(10)	(6)	(64)
Commercial mortgage loans held-for-sale market valuation allowance	1	2	3	2	2	1	(1)	4
Contingent purchase price valuation change	—	(1)	(1)	(1)	(15)	(1)	—	(17)
Net gains (losses) related to securitization entities	(3)	22	19	3	(37)	(3)	6	(31)
Other	—	—	—	(1)	1	—	—	—

Net investment gains (losses), net of taxes	(22)	23	1	4	(103)	(26)	(18)	(143)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	3	(5)	(2)	(3)	26	3	3	29
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	—	(2)	(2)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$(19)	$16	$(3)	$1	$(78)	$(23)	$(16)	$(116)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$249	$37	$49	$(302)	$(210)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,004	$10,973	$10,945	$10,969	$11,040
GAAP Basis ROE (1) divided by (2)	2.3%	0.3%	0.4%	-2.8%	-1.9%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$278	$85	$129	$(159)	$(200)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,004	$10,973	$10,945	$10,969	$11,040
Operating ROE (1) divided by (2)	2.5%	0.8%	1.2%	-1.4%	-1.8%

Quarterly Average ROE	Three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$76	$47	$142	$(16)	$(136)
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,123	$11,052	$10,947	$10,877	$10,945
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	2.7%	1.7%	5.2%	-0.6%	-5.0%

Operating ROE
Net operating income (loss) for the period ended(3)	$80	$31	$105	$62	$(113)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,123	$11,052	$10,947	$10,877	$10,945
Annualized Operating Quarterly Basis ROE (3) divided by (4)	2.9%	1.1%	3.8%	2.3%	-4.1%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Reconciliation of Expense Ratio

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$502	$530	$1,032	$569	$581	$581	$563	$2,294
Total revenues(2)	$2,523	$2,426	$4,949	$2,624	$2,521	$2,655	$2,568	$10,368

Expense ratio (1) divided by (2)	19.9%	21.8%	20.9%	21.7%	23.0%	21.9%	21.9%	22.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$502	$530	$1,032	$569	$581	$581	$563	$2,294
Less lifestyle protection insurance business	126	127	253	139	143	156	152	590
Less wealth management business	64	92	156	93	95	92	92	372

Adjusted acquisition and operating expenses, net of deferrals(3)	$312	$311	$623	$337	$343	$333	$319	$1,332

Total revenues	$2,523	$2,426	$4,949	$2,624	$2,521	$2,655	$2,568	$10,368
Less lifestyle protection insurance business	211	218	429	226	245	281	270	1,022
Less wealth management business	122	112	234	114	115	114	110	453
Less net investment gains (losses)	(35)	34	(1)	7	(155)	(41)	(30)	(219)

Adjusted total revenues(4)	$2,225	$2,062	$4,287	$2,277	$2,316	$2,301	$2,218	$9,112

Adjusted expense ratio (3) divided by (4)	14.0%	15.1%	14.5%	14.8%	14.8%	14.5%	14.4%	14.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance and wealth management businesses. The lifestyle protection insurance and wealth management businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Reconciliation of Core Premiums

(amounts in millions)

	2012			2011
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,302	$1,107	$2,409	$1,352	$1,461	$1,455	$1,437	$5,705
Less U.S. Life Insurance—fixed annuities premiums	15	33	48	33	22	20	20	95
Less impact of changes in foreign exchange rates	(23)	(3)	(26)	7	54	44	10	115

Core premiums	$1,310	$1,077	$2,387	$1,312	$1,385	$1,391	$1,407	$5,495

Reported premium percentage change from prior year	-10.5%	-23.0%	-16.7%	-7.8%	1.0%	-1.0%	-2.2%	-2.5%
Core premium percentage change from prior year	-5.8%	-23.5%	-14.7%	-8.2%	-2.2%	-1.6%	3.0%	-2.3%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Reconciliation of Core Yield

		2012			2011
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.9	$74.5	$76.9	$76.4	$76.1	$71.5	$71.8	$76.4
	Subtract:
	Securities lending	0.2	0.1	0.2	0.4	0.2	0.6	0.8	0.4
	Unrealized gains (losses)	6.4	4.1	6.4	5.0	5.7	1.7	1.2	5.0
	Derivative counterparty collateral	1.2	0.6	1.2	1.0	1.7	0.7	0.7	1.0

	Adjusted end of period invested assets	$69.1	$69.7	$69.1	$70.0	$68.5	$68.5	$69.1	$70.0

(A)	Average Invested Assets Used in Reported Yield Calculation	$69.4	$69.9	$69.7	$69.2	$68.5	$68.8	$68.9	$68.9
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.3	0.4	0.4	0.4	0.4	0.5	0.5	0.5

(B)	Average Invested Assets Used in Core Yield Calculation	69.1	69.5	69.3	68.8	68.1	68.3	68.4	68.4
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	6.8	7.5	7.2	7.9	8.1	8.3	8.6	8.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$62.3	$62.0	$62.1	$60.9	$60.0	$60.0	$59.8	$60.2

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$846	$832	$1,678	$827	$842	$881	$830	$3,380
	Subtract:
	Bond calls and commercial mortgage loan prepayments	4	5	9	10	8	16	8	42
	Reinsurance(2)	24	22	46	19	21	36	32	108
	Other non-core items(3)	8	4	12	7	3	15	2	27
	Restricted commercial mortgage loans and other invested assets related to securitization entities	5	5	10	6	8	5	7	26

(E)	Core Net Investment Income	805	796	1,601	785	802	809	781	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	30	33	63	35	33	37	34	139

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$775	$763	$1,538	$750	$769	$772	$747	$3,038

(D) / (A)	Reported Yield	4.88%	4.76%	4.82%	4.78%	4.92%	5.12%	4.82%	4.91%
(E) / (B)	Core Yield	4.66%	4.58%	4.62%	4.56%	4.71%	4.74%	4.57%	4.65%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.98%	4.92%	4.95%	4.93%	5.13%	5.15%	5.00%	5.05%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company's life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s), A.M. Best Company, Inc. (A.M. Best) and Fitch Ratings (Fitch) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A3	A	A-
Genworth Life Insurance Company (short-term rating)	A - 1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A3	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A - 1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A3	A	A-

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A,” “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “B” ratings are the fourth-, sixth-, seventh-, ninth- and fifteenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody's states that insurance companies rated “A” (Good) offer good financial security and those rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A3,” “Ba1”, ratings are the fifth-, seventh-, and eleventh-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A-” rating is the seventh-highest of Fitch's 19 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com